                                                                    EXHIBIT 4.9


                               IMAX CORPORATION

                                      TO

                     U.S. BANK TRUST NATIONAL ASSOCIATION
                                                Trustee


                                    Indenture

                         Dated as of December 4, 1998



                                 $200,000,000


                   7 7/8% Senior Notes due December 1, 2005

                                IMAX CORPORATION

              Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of December 4, 1998


  Trust Indenture                                                               Indenture
    Act Section                                                                  Section
-----------------                                                               ----------
  (S) 310(a)(1)            ............................................             609
    (a)(2)                 ............................................             609
    (a)(3)                 ............................................             Not Applicable
    (a)(4)                 ............................................             Not Applicable
      (b)                  ............................................             608
                           ............................................             610
  (S) 311(a)               ............................................             613
     (b)                   ............................................             613
  (S) 312(a)               ............................................             701
                                                                                    702
     (b)                   ............................................             702
     (c)                   ............................................             702
     (b)                   ............................................             703
      (c)                  ............................................             703
     (d)                   ............................................             703
  (S) 314(a)               ............................................             704
    (a)(4)                 ............................................             1020
     (b)                   ............................................             Not Applicable
    (c)(1)                 ............................................             102
    (c)(2)                 ............................................             102
    (c)(3)                 ............................................             Not Applicable
     (d)                   ............................................             Not Applicable
     (e)                   ............................................             102
  (S) 315(a)               ............................................             601
      (b)                  ............................................             602
     (c)                   ............................................             601
     (d)                   ............................................             601
    (d)(1)                 ............................................             601
     (e)                   ............................................             514
  (S) 316(a)               ............................................             101
 (a)(l)(A)                 ............................................             502
                                                                                    512
 (a)(l)(B)                 ............................................             513
    (a)(2)                 ............................................             Not Applicable
      (b)                  ............................................             508
  (S) 317(a)(1)            ............................................             503
    (a)(2)                 ............................................             504
     (b)                   ............................................             1003
  (S) 318(a)               ............................................             107


                               TABLE OF CONTENTS


                                                                                                         Page
RECITALS OF THE COMPANY....................................................................................1

ARTICLE IDefinitions and Other Provisionsof General Application............................................1
         SECTION 101.      Definitions.....................................................................1
                           -----------
         Acquired Indebtedness.............................................................................2
         Acquisition.......................................................................................2
         Act...............................................................................................2
         Additional Amounts................................................................................2
         Additional Securities.............................................................................2
         Affiliate.........................................................................................3
         Asset Sale".......................................................................................3
         Attributable Value................................................................................3
         Authenticating Agent..............................................................................3
         Authority.........................................................................................3
         Average Life......................................................................................3
         Beneficial Owner..................................................................................3
         Board of Directors................................................................................4
         Board Resolution..................................................................................4
         Business Day......................................................................................4
         Capital Stock.....................................................................................4
         Capitalized Lease Obligation......................................................................4
         Cash Equivalent...................................................................................4
         Change of Control.................................................................................5
         Commission........................................................................................5
         Common Stock......................................................................................5
         Company Request...................................................................................5
         Company Order.....................................................................................5
         Company...........................................................................................5
         Consolidated Coverage Ratio.......................................................................5
         Consolidated EBITDA...............................................................................6
         Consolidated Fixed Charges........................................................................6
         Consolidated Net Income...........................................................................6
         Consolidated Net Worth............................................................................7
         Convertible Subordinated Notes....................................................................7
         Core Subsidiary...................................................................................7
         Corporate Trust Office............................................................................7
         corporation.......................................................................................7
         Default...........................................................................................7
         Defaulted Interest................................................................................7
         Depositary........................................................................................7
         Disqualified Capital Stock........................................................................7
         Dollars and $.....................................................................................8
         Duration..........................................................................................8
         Equity Interest...................................................................................8
         Event of Default..................................................................................8

         Event of Loss.....................................................................................8
         Exchange Act......................................................................................8
         Excluded Holder...................................................................................8
         Excluded Person...................................................................................8
         Exempted Affiliate Transaction....................................................................9
         Fully Traded Common Stock.........................................................................9
         Generally accepted accounting principles..........................................................9
         Global Security...................................................................................9
         Guarantee.........................................................................................9
         Holder............................................................................................9
         Indebtedness......................................................................................9
         Indenture........................................................................................10
         Interest Payment Date............................................................................10
         Interest Swap and Hedging Obligation.............................................................10
         Investment.......................................................................................11
         Issue Date.......................................................................................11
         Lien.............................................................................................11
         Make-Whole Premium...............................................................................11
         Net Cash Proceeds................................................................................11
         Officers' Certificate............................................................................12
         Operating Expense or Cost Reduction..............................................................12
         Opinion of Counsel...............................................................................12
         Outstanding......................................................................................12
         Paying Agent.....................................................................................13
         Permitted Indebtedness...........................................................................13
         Permitted Investment.............................................................................15
         Permitted Joint Venture..........................................................................15
         Permitted Lien...................................................................................15
         Person...........................................................................................16
         Predecessor Security.............................................................................16
         Public Equity Offering...........................................................................17
         Purchase Money Indebtedness......................................................................17
         Qualified Capital Stock..........................................................................17
         Qualified Exchange...............................................................................17
         Rating Agencies..................................................................................17
         Redemption Date..................................................................................17
         Reference Period.................................................................................17
         Refinancing Indebtedness.........................................................................17
         Regular Record Date..............................................................................18
         Related Business.................................................................................18
         Responsible Officer..............................................................................18
         Restricted Payment...............................................................................18
         Revolving Credit Facility........................................................................19
         Sale and Leaseback Transaction...................................................................19
         Securities.......................................................................................19
         Securities Act...................................................................................19
         Shareholders' Agreement..........................................................................20


         S&P..............................................................................................20
         Special Record Date..............................................................................20
         Special Subsidiary...............................................................................20
         Stated Maturity..................................................................................20
         Strategic Equity Placement.......................................................................20
         Subordinated Indebtedness........................................................................20
         Subsidiary.......................................................................................20
         Taxes............................................................................................21
         Total Common Equity..............................................................................21
         Treasury Rate....................................................................................21
         Trust Indenture Act..............................................................................21
         Trustee..........................................................................................21
         Unrestricted Subsidiary..........................................................................21
         U.S. Government Obligations......................................................................22
         Vice President...................................................................................22
         Wasserstein Offshore Partners....................................................................22
         Wasserstein Perella Partners.....................................................................22
         Weighted Average Life to Maturity................................................................22
         Wholly Owned Subsidiary..........................................................................23
         SECTION 102.      Compliance Certificates and Opinions...........................................23
                           ------------------------------------
         SECTION 103.      Form of Documents Delivered to Trustee.........................................23
                           --------------------------------------
         SECTION 104.      Acts of Holders; Record Date...................................................24
                           ----------------------------
         SECTION 105.      Notices. Etc., to Trustee and Company..........................................25
                           -------------------------------------
         SECTION 106.      Notice to Holders: Waiver......................................................26
                           -------------------------
         SECTION 107.      Conflict with Trust Indenture Act..............................................26
                           ---------------------------------
         SECTION 108.      Effect of Headings and Table of Contents.......................................26
                           ----------------------------------------
         SECTION 109.      Successors and Assigns.........................................................26
                           ----------------------
         SECTION 110.      Separability Clause............................................................27
                           -------------------
         SECTION 111.      Benefits of Indenture..........................................................27
                           ---------------------
         SECTION 112.      Governing Law..................................................................27
                           -------------
         SECTION 113.      Legal Holidays.................................................................27
                           --------------
         SECTION 114.      Consent to Service; Jurisdiction...............................................27
                           --------------------------------
         SECTION 115.      Conversion of Currency.........................................................28
                           ----------------------
         SECTION 116.      Currency Equivalent............................................................29
                           -------------------
         SECTION 117.      Shareholders, Officers and Directors.............................................

ARTICLE IISecurity Forms..................................................................................30
         SECTION 201.      Forms Generally................................................................30
                           ---------------
         SECTION 202.      Form of Face of Security.......................................................30
                           ------------------------
         SECTION 203.      Form of Reverse of Security....................................................31
                           ---------------------------
         SECTION 204.      Form of Trustee's Certificate of Authentication................................35
                           -----------------------------------------------
         SECTION 205.      Form of Legend for Global Securities...........................................35
                           ------------------------------------

ARTICLE IIIThe Securities.................................................................................35
         SECTION 301.      Title and Terms................................................................35
                           ---------------
         SECTION 302.      Denominations..................................................................36
                           -------------
         SECTION 303.      Execution, Authentication, Delivery and Dating.................................36
                           ----------------------------------------------



         SECTION 304.      Temporary Securities...........................................................37
                           --------------------
         SECTION 305.      Registration, Registration of Transfer and Exchange............................37
                           ---------------------------------------------------
         SECTION 306.      Mutilated, Destroyed, Lost and Stolen Securities...............................39
                           ------------------------------------------------
         SECTION 307.      Payment of Interest; Interest Rights Preserved.................................40
                           ----------------------------------------------
         SECTION 308.      Persons Deemed Owners..........................................................41
                           ---------------------
         SECTION 309.      Cancellation...................................................................41
                           ------------
         SECTION 310.      Computation of Interest........................................................41
                           -----------------------

ARTICLE IVSatisfaction and Discharge......................................................................41
         SECTION 401.      Satisfaction and Discharge of Indenture........................................41
                           ---------------------------------------
         SECTION 402.      Application of Trust Money.....................................................42
                           --------------------------

ARTICLE VRemedies.........................................................................................43
         SECTION 501.      Events of Default..............................................................43
                           -----------------
         SECTION 502.      Acceleration of Maturity; Rescission and Annulment.............................44
                           --------------------------------------------------
         SECTION 503.      Collection of Indebtedness and Suits for Enforcement by Trustee................45
                           ---------------------------------------------------------------
         SECTION 504.      Trustee May File Proofs of Claim...............................................45
                           --------------------------------
         SECTION 505.      Trustee May Enforce Claims Without Possession of Securities....................46
                           -----------------------------------------------------------
         SECTION 506.      Application of Money Collected.................................................46
                           ------------------------------
         SECTION 507.      Limitation on Suits............................................................46
                           -------------------
         SECTION 508.      Unconditional Right of Holders to Receive Principal,.............................
                           and Interest...................................................................47

         SECTION 509.      Restoration of Rights and Remedies.............................................47
                           ----------------------------------
         SECTION 510.      Rights and Remedies Cumulative.................................................47
                           ------------------------------
         SECTION 511.      Delay or Omission Not Waiver...................................................47
                           ----------------------------
         SECTION 512.      Control by Holders.............................................................47
                           ------------------
         SECTION 513.      Waiver of Past Defaults........................................................48
                           -----------------------
         SECTION 514.      Undertaking for Costs..........................................................48
                           ---------------------
         SECTION 515.      Waiver of Stay or Extension Laws...............................................48
                           --------------------------------

ARTICLE VIThe Trustee.....................................................................................48
         SECTION 601.      Certain Duties and Responsibilities............................................48
                           -----------------------------------
         SECTION 602.      Notice of Defaults.............................................................49
                           ------------------
         SECTION 603.      Certain Rights of Trustee......................................................49
                           -------------------------
         SECTION 604.      Not Responsible for Recitals or Issuance of Securities.........................50
                           ------------------------------------------------------
         SECTION 605.      May Hold Securities............................................................50
                           -------------------
         SECTION 606.      Money Held in Trust............................................................50
                           -------------------
         SECTION 607.      Compensation and Reimbursement.................................................50
                           ------------------------------
         SECTION 608                Disqualification: Conflicting Interests. .............................51
                                    ---------------------------------------
         SECTION 609.      Corporate Trustee Required; Eligibility........................................51
                           ---------------------------------------
         SECTION 610.      Resignation and Removal; Appointment of Successor. ............................51
                           -------------------------------------------------
         SECTION 611.      Acceptance of Appointment by Successor.........................................52
                           --------------------------------------
         SECTION 612.      Merger, Conversion, Consolidation or Succession to Business....................52
                           -----------------------------------------------------------
         SECTION 613.      Preferential Collection of Claims Against Company..............................53
                           -------------------------------------------------
         SECTION 614.      Appointment of Authenticating Agent............................................53
                           -----------------------------------

ARTICLE VIIHolders' Lists and Reports by Trustee and Company..............................................54
         SECTION 701.      Company to Furnish Trustee Names and Addresses of Holders. ....................54
                           ---------------------------------------------------------



         SECTION 702.      Preservation of Information; Communications to Holders. .......................55
                           ------------------------------------------------------
         SECTION 703.      Reports by Trustee. ...........................................................55
                           ------------------
         SECTION 704.      Reports by Company.
                           ------------------
ARTICLE VIII

         The Company shall: ..............................................................................55
         SECTION 801.      Company May Consolidate, Etc. Only on Certain Terms............................56
                           ---------------------------------------------------
         SECTION 802.      Successor Substituted..........................................................56
                           ---------------------
ARTICLE IXSupplemental Indentures.........................................................................57
         SECTION 901.      Supplemental Indentures Without Consent of Holders.............................57
                           --------------------------------------------------
         SECTION 902.      Supplemental Indentures with Consent of Holders................................57
                           -----------------------------------------------
         SECTION 903.      Execution of Supplemental Indentures...........................................58
                           ------------------------------------
         SECTION 904.      Effect of Supplemental Indentures..............................................59
                           ---------------------------------
         SECTION 905.      Conformity with Trust Indenture Act............................................59
                           -----------------------------------
         SECTION 906.      Reference in Securities to Supplemental Indentures.............................59
                           --------------------------------------------------
         SECTION 907.      Notice of Supplemental Indentures..............................................59
                           ---------------------------------
ARTICLE XCovenants........................................................................................59
         SECTION 1001.     Payment of Principal, Premium and Interest.....................................59
                           ------------------------------------------
         SECTION 1002.     Maintenance of Office or Agency................................................59
                           -------------------------------
         SECTION 1003.     Money for Security Payments to be Held in Trust................................60
                           -----------------------------------------------
         SECTION 1004.     Existence......................................................................61
                           ---------
         SECTION 1005.     Maintenance of Properties......................................................61
                           -------------------------
         SECTION 1006.     Payment of Taxes and Other Claims..............................................61
                           ---------------------------------
         SECTION 1007.     Maintenance of Insurance.......................................................61
                           ------------------------
         SECTION 1008.     Limitation on Incurrence of Additional Indebtedness............................62
                           ---------------------------------------------------
         SECTION 1009.     Limitation on Restricted Payments..............................................62
                           ---------------------------------
         SECTION 1010.     Limitation on Dividends and Other Payment........................................
                           Restrictions Affecting Subsidiaries............................................63
                           -----------------------------------
         SECTION 1011.     Limitation on Liens............................................................64
                           -------------------
         SECTION 1012.     Limitation on Sale and Leaseback Transactions..................................64
                           ---------------------------------------------
         SECTION 1013.     Limitation on Sale of Assets...................................................64
                           ----------------------------
         SECTION 1014.     Limitation on Transactions with Affiliates.....................................66
                           ------------------------------------------
         SECTION 1015.     Repurchase of Securities at the Option of the Holder.............................
                           Upon A Change of Control...................................................... 67
                           ------------------------
         SECTION 1016.     Payment of Additional Amounts..................................................68
                           -----------------------------
         SECTION 1017.     Limitation on Status as Investment Company.....................................69
                           ------------------------------------------
         SECTION 1018.     Payments for Consent...........................................................69
                           --------------------
         SECTION 1019.     Reports  69
                           -----------
         SECTION 1020.     Statement By Officers as to Default; Compliance Certificates...................69
                           ------------------------------------------------------------
         SECTION 1021.     Waiver of Certain Covenants. ..................................................70
                           ---------------------------
         SECTION 1022.     Limitation on Applicability of Certain Covenants...............................70
                           ------------------------------------------------

ARTICLE XIRedemption of Securities........................................................................70
         SECTION 1101.     Right of Redemption............................................................70
                           -------------------
         SECTION 1102.     No Mandatory Redemption........................................................71
                           -----------------------
         SECTION 1103.     Election to Redeem;  Notice to Trustee.........................................72
                           --------------------------------------
         SECTION 1104.     Selection by Trustee of Securities to Be Redeemed..............................72
                           -------------------------------------------------
         SECTION 1105.     Notice of Redemption...........................................................72
                           --------------------



         SECTION 1106.     Deposit of Redemption Price....................................................73
                           ---------------------------
         SECTION 1107.     Securities Redeemed in Part....................................................74
                           ---------------------------
ARTICLE XIIDefeasance and Covenant Defeasance.............................................................74
         SECTION 1201.     Company's Option to Effect Defeasance or Covenant Defeasance...................74
                           ------------------------------------------------------------
         SECTION 1202.     Defeasance and Discharge.......................................................74
                           ------------------------
         SECTION 1203.     Covenant Defeasance............................................................74
                           -------------------
         SECTION 1204.     Conditions to Defeasance or Covenant Defeasance................................75
                           -----------------------------------------------
         SECTION 1205.     Deposited Money and U.S. Government Obligations to be Held in....................

         SECTION 1207.     Reinstatement..................................................................77
                           -------------


                                                                                                        PAGE
                                                                                                        ----

         TESTIMONIUM

         SIGNATURES AND SEALS

         SCHEDULE I -   Debt outstanding on date of Indenture                                              I-1

         SCHEDULE II -  Dividend and other payment restrictions affecting
                        Restricted Subsidiaries                                                           II-1

         SCHEDULE III - Liens existing on the date of this Indenture                                     III-1


                                                                    EXHIBIT 4.16


          INDENTURE, dated as of December 4, 1998, between Imax Corporation, a corporation duly organized and existing under the laws of the Canada (herein called the "Company"), having its principal office at 2525 Speakman Drive, Mississauga, Ontario, Canada, L5K 1B1 and U.S. Bank Trust National Association, a national banking association, as Trustee (herein called the "Trustee").


                                 RECITALS OF THE COMPANY

          The Company has duly authorized the creation of an issue of its 7 7/8% Senior Notes due December 1, 2005 of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

          All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                 ARTICLE I

                       Definitions and Other Provisions
                            of General Application

SECTION 11.  Definitions.
             -----------

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles (whether or not such is indicated herein), and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in Canada as consistently applied by the Company at the date of such computation;

          (4) unless the context otherwise requires, any reference to an "Article" or a "Section", or to an "Annex" or a "Schedule", refers to an Article or Section of, or to an Annex or a Schedule attached to, this Indenture, as the case may be;

          (5) unless the context otherwise requires, any reference to a statute, rule or regulation refers to the same (including any successor statute, rule or regulation thereto) as it may be amended from time to time;

          (6) unless otherwise specifically set forth herein, all calculations or determinations of a Person shall be performed or made on a consolidated basis in accordance with generally accepted accounting principles but shall not include the accounts of Unrestricted Subsidiaries, except to the extent of dividends and distributions actually paid to the Company or one of its Wholly Owned Subsidiaries; and

          (7) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

               Certain terms, used principally in Article Six, are defined in that Article.

               "Acquired Indebtedness" means, with respect to a specified person, (i) Indebtedness or Disqualified Capital Stock of any person existing at the time such person becomes a Subsidiary of the specified person, including by designation, or is merged, amalgamated or consolidated into or with the specified person or one of its Subsidiaries and (ii) Indebtedness secured by a Lien encumbering any asset at the time such asset is acquired by such specified person; provided that Acquired Indebtedness shall not include any Indebtedness incurred or secured in connection with, or in contemplation of, such other person merging, amalgamating or consolidating with or into or becoming a Subsidiary of such specified person.

               "Acquisition" means the purchase or other acquisition of any person or substantially all the assets of any person by any other person, whether by purchase, merger, amalgamation, consolidation, or other transfer, and whether or not for consideration.

               "Act", when used with respect to any Holder, has the meaning specified in Section 104.

               "Additional Amounts" has the meaning specified in Section 1016.

               "Additional Securities" means Securities that are issued under a supplemental indenture after the date that the Securities are first issued by the Company and authenticated by the Trustee under this Indenture, which will rank pari passu with the Securities initially issued in all respects (or in all respects except for the payment of interest accruing prior to the issue date of such Additional Securities or except for the first payment of interest following the issue date of such Additional Securities).

               "Affiliate" of any specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For purposes of this definition, the term "control", as used with respect to any person, means the power to direct the management and policies of such person, directly or through one or more intermediaries, whether through the ownership of voting securities, by contract, or otherwise, provided that beneficial ownership of 10% or more of the total voting power normally entitled to vote in the election of directors, managers or trustees, as applicable, of a person shall for such purposes be deemed to constitute control.

               "Asset Sale" has the meaning specified in Section 1013.

               "Attributable Value" means, as to any particular lease under which any person is at the time liable other than a Capitalized Lease Obligation, and at any date as of which the amount thereof is to be determined, the total net amount of rent required to be paid by such person under such lease during the remaining term thereof (whether or not such lease is terminable at the option of the lessee prior to the end of such term), including any period for which such lease has been, or may, at the option of the lessor, be extended, discounted from the last date of such term to the date of determination at a rate per annum equal to the discount rate which would be applicable to a Capitalized Lease Obligation with a like term in accordance with generally accepted accounting principles. The net amount of rent required to be paid under any lease for any such period shall be the aggregate amount of rent payable by the lessee with respect to such period after excluding amounts required to be paid on account of insurance, taxes, assessments, utility, operating and labor costs and similar charges. "Attributable Value" means, as to a Capitalized Lease Obligation under which any person is at the time liable and at any date as of which the amount thereof is to be determined, the discounted present value of the rental obligations of such person, as lessee, required to be capitalized on the balance sheet of such person in conformity with generally accepted accounting principles.

               "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities.

               "Authority" means any federal, provincial, municipal or local government or quasi-governmental agency or authority.

               "Average Life" means, as of the date of determination, with respect to any security or instrument, the quotient obtained by dividing
     (i) the sum of the products of (a) the number of years from the date of determination to the date or dates of each successive scheduled principal (or redemption) payment of such security or instrument and (b) the amount of each such respective principal (or redemption) payment by (ii) the sum of all such principal (or redemption) payments.

               "Beneficial Owner" or "beneficial owner" has the meaning attributed to it in Rules l3d-3 and l3d-5 under the Exchange Act (as in effect on the Issue Date), whether or not applicable, except that a "person" shall be deemed to have

     "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time.

               "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board authorized to act for it in respect thereof.

               "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

               "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York, New York or Chicago, Illinois, are authorized or obligated by law or executive order to close.

               "Capital Stock" means (a) with respect to any person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, including each class of common stock and preferred stock of such person and (b) with respect to any person that is not a corporation, any and all partnership, membership or other equity interests of such person.

               "Capitalized Lease Obligation" means, as applied to any person, any lease of any property (whether real, personal or mixed) of which the discounted present value of the rental obligations of such person, as lessee, in conformity with generally accepted accounting principles, is required to be capitalized on the balance sheet of such person.

               "Cash Equivalent" means (a) marketable obligations of or obligations guaranteed by Canada or the United States of America or issued by any agency thereof and backed by the full faith and credit of the United States of America or Canada, in each case with a Duration of three years or less, (b) marketable direct obligations issued by any state of the United States of America, any province of Canada or any political subdivision thereof having the highest rating obtainable from either Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Dominion Bond Rating Service, Limited ("DBRS") or Canadian Bond Rating Service, Inc. ("CBRS") and having a Duration of three years or less, (c) commercial paper, bankers acceptances, notes, bonds, debentures, repurchase agreements, call loans, guaranteed investment certificates and other similar instruments, in each case having a rating of investment grade by Moody's, S&P, DBRS or CBRS, and in each case (other than with respect to commercial paper) having a Duration of three years or less, (d) certificates of deposit with a Duration of three years or less issued by United States commercial banks of recognized standing with capital, surplus and undivided profits aggregating in excess of

     US$100 million, (e) certificates of deposits issued or acceptances accepted by or guaranteed by a bank to which the Bank Act (Canada) applies or by any company licensed to carry on the business of a trust company in one or more provinces of Canada, in each case with capital, surplus and undivided profits aggregating in excess of Cdn$100 million, with a Duration of three years or less, (f) shares of money market funds that have assets in excess of US$100 million and that invest substantially all of their assets in Cash Equivalents of the kind described in clauses (a) through (e) above, (g) asset-backed securities rated AA or higher by Moody's, S&P, DBRS or CBRS with a Duration of three years or less, and (h) mortgage-backed securities rated AA or higher by Moody's, S&P, DBRS or CBRS with a Duration of 3 years or less; provided that an Investment in (a) through (h) of this definition shall not be considered to be a Cash Equivalent if, as a result of giving effect thereto, (A) more than 20% of the aggregate Investments made pursuant to clauses (a) through (h) of this definition are rated "BBB" or below or (B) more than 10% of the aggregate Investments made pursuant to clauses (a) through (h) of this definition are made pursuant to clause (h) of this definition.

               "Change of Control" has the meaning specified in Section 1015.

               "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

               "Common Stock" of any Person means Capital Stock of such Person that does not rank prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

               "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, the Corporate Controller, its Secretary or an Assistant Secretary, and delivered to the Trustee.

               "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture and thereafter "Company" shall mean such successor Person.

               "Consolidated Coverage Ratio" of any person on any date of determination (the "Transaction Date") means the ratio, on a pro forma basis, of (a) the aggregate amount of Consolidated EBITDA of such person (exclusive of amounts attributable to operations and businesses permanently discontinued or disposed of) for the Reference Period to (b) the aggregate Consolidated Fixed Charges of such person (exclusive of amounts attributable to operations and businesses permanently discontinued or disposed of, but only to the extent that the obligations giving rise to such Consolidated Fixed Charges would no longer be obligations contributing to such person's Consolidated Fixed Charges subsequent to the Transaction
     Date) during the Reference Period; provided, that for purposes of such calculation, (i) Acquisitions which occurred during the Reference Period or subsequent to the Reference Period and on or prior to the Transaction Date shall be assumed to have occurred on the first day of the Reference Period and any Operating Expense or Cost Reduction with respect to such Acquisition shall be deducted from such calculation, (ii) transactions giving rise to the need to calculate the Consolidated Coverage Ratio shall be assumed to have occurred on the first day of the Reference Period, (iii) the incurrence of any Indebtedness or issuance of any Disqualified Capital Stock during the Reference Period or subsequent to the Reference Period and on or prior to the Transaction Date (and the application of the proceeds therefrom to the extent used to refinance or retire other Indebtedness) shall be assumed to have occurred on the first day of such Reference Period, and (iv) the Consolidated Fixed Charges of such person attributable to interest on any Indebtedness or dividends on any Disqualified Capital Stock bearing a floating interest (or dividend) rate shall be computed on a pro forma basis as if the average rate in effect from the beginning of the Reference Period to the Transaction Date had been the applicable rate for the entire period, unless such person or any of its Subsidiaries is a party to an Interest Swap and Hedging Obligation (which shall remain in effect for the 12-month period immediately following the Transaction Date) that has the effect of fixing the interest rate on the date of computation, in which case such rate (whether higher or lower) shall be used.

               "Consolidated EBITDA" means, with respect to any person, for any period, the Consolidated Net Income of such person for such period adjusted to add thereto (to the extent deducted from net revenues in determining Consolidated Net Income), without duplication, the sum of (i) consolidated income tax expense, (ii) consolidated depreciation and amortization expense, (iii) other non-recurring non-cash charges of such person and its Subsidiaries reducing Consolidated Net Income for such period and (iv) Consolidated Fixed Charges.

               "Consolidated Fixed Charges" of any person means, without duplication, for any period, as applied to any person, (A) the sum of (a) the aggregate of the interest expense on Indebtedness of such person and its consolidated Subsidiaries for such period, on a consolidated basis, including, without limitation, (i) amortization of debt discount, (ii) the net cost under Interest Swap and Hedging Obligations (including amortization of discounts), (iii) the interest portion of any deferred payment obligation and (iv) accrued interest, plus (b) the interest component of the Capitalized Lease Obligations paid, accrued and/or scheduled to be paid or accrued by such person and its consolidated Subsidiaries during such period minus (B) the cash interest income (exclusive of deferred financing fees) of such person and its consolidated subsidiaries during such period, in each case as determined in accordance with generally accepted accounting principles consistently applied.

               "Consolidated Net Income" means, with respect to any person for any period, the net income (or loss) of such person and its Subsidiaries (determined on a consolidated basis in accordance with generally accepted accounting principles) for such period, adjusted to exclude (only to the extent included in computing such net income (or loss) and without duplication): (a) net gains or losses in respect of dispositions of assets other than in the ordinary course of business, (b) any gains or losses from currency exchange transactions not in the ordinary course of business consistent with past practice, (c) any gains (but not losses) attributable to any extraordinary items not covered by clause (a) of this definition,
     (d) the net income, if positive, of any person, other than a Subsidiary, in which such person or any of its Subsidiaries has an interest, except to the extent of the amount of any dividends or distributions actually paid in cash or Cash Equivalents to such person or a Subsidiary of such person during such period, but in any case not in excess of such person's pro rata share of such person's net income for such period, (e) the net income or loss of any person acquired in a pooling of interests transaction for any period prior to the date of such acquisition, (f) the net income, if positive, of any of such person's Subsidiaries to the extent that the declaration or payment of dividends or similar distributions is not at the time permitted by operation of the terms of its charter or bylaws or any other agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Subsidiary, (g) the cumulative effects of accounting changes, (h) deductions resulting from the amortization of purchase accounting adjustments (i) any write-offs or write-downs of investments in film assets existing on the Issue Date and of assets comprising the Company's or its Subsidiaries' motion simulation and attractions business and (j), for purposes of Section 1009, any expense attributable to warrants, options or rights to purchase Qualified Capital Stock issued in consideration for goods or services provided to the Company or its Subsidiaries.

               "Consolidated Net Worth" of any person at any date means the aggregate consolidated stockholders' equity of such person (plus amounts of equity attributable to preferred stock) and its Subsidiaries, as would be shown on the consolidated balance sheet of such person prepared in accordance with generally accepted accounting principles, adjusted to exclude, to the extent included in calculating such equity, the amount of any such stockholders' equity attributable to Disqualified Capital Stock or treasury stock of such person and its Subsidiaries.

               "Convertible Subordinated Notes" means the Company's 5.75% Convertible Subordinated Notes due April 1, 2003.

               "Core Subsidiary" means a Subsidiary that is not a Special Subsidiary.

               "Corporate Trust Office" means the office of the affiliate of the Trustee in The City of New York, New York at which at any particular time its corporate trust business may be administered.

               "corporation" means a corporation, association, company, joint-stock company, limited liability company, partnership or business trust.

               "Default" means any event, occurrence or condition that is or with the passage of time or the giving of notice or both would be an Event of Default.

               "Defaulted Interest" has the meaning specified in Section 307.

               "Depositary" means The Depository Trust Company or, if The Depository Trust Company shall cease to be a clearing agency registered under the Exchange Act, any other clearing agency registered under the Exchange Act that is designated as the successor Depositary in a Company Order delivered to the Trustee.

               "Disqualified Capital Stock" means (a) except as set forth in clause (b) of this definition, with respect to any person, any Equity Interest of such person that, by its terms or by the terms of any security into which it is convertible, exercisable or exchangeable, is, or upon the happening of an event or the passage of time would be, required to be redeemed or repurchased (including at the option of the holder thereof) by such person or any of its Subsidiaries, in whole or in part, on or prior to the Stated Maturity of the Notes and (b) with respect to any Subsidiary of such person (including with respect to any Subsidiary of the Company), any Equity Interest other than any common equity with no preference, privileges, or redemption or repayment provisions; provided that any Equity Interest that would not constitute Disqualified Capital Stock but for provisions thereof giving holders thereof the right to require such person to repurchase or redeem such Equity Interest upon the occurrence of an "asset sale" or "change of control" occurring prior to the Stated Maturity of the Notes shall not constitute Disqualified Capital Stock if the "asset sale" or "change of control" provisions applicable to such Equity Interest are no more favorable to the holders of such Equity Interest than the provisions contained in Section 1013 and Section 1015 and such Equity Interest specifically provides that (i) such person will not repurchase or redeem any such Equity Interest pursuant to such provision prior to the Company's repurchase of such Notes as are required to be repurchased pursuant to Section 1013 and Section 1015 and (ii) in the case of an Asset Sale Offer, such repurchase or redemption shall not exceed such Excess Proceeds, less the principal amount of Notes tendered in such Asset Sale Offer.

               "Dollars" and "$" means such coins or currency of the United States of America which is legal tender for payment of public and private debts and "Canadian Dollars" and "C$" means such coins or currency of Canada which is legal tender for payment of public and private debts.

               "Duration" means, with respect to any given financial instrument,
     (i) the weighted average of the time to payment of each payment required to be made on a date certain with respect to such financial instrument, the weights being the present value of each such payment (calculated at the financial instrument's yield as of the date of acquisition by the Company or any Subsidiary) as a percentage of the total present value all such payments (calculated at the financial instrument's yield as of the date of acquisition by the Company or any Subsidiary) divided by (ii) one plus the yield (as of the date of acquisition by the Company or any Subsidiary) of such financial instrument.

               "Equity Interest" of any person means Capital Stock of such person and all warrants, options or other rights to acquire Capital Stock of such person (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock (and which is not otherwise Capital Stock)).

               "Event of Default" has the meaning specified in Section 501.

               "Event of Loss" means, with respect to any property or asset, any
     (i) loss, destruction or damage of such property or asset or (ii) any condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, of such property or asset, or confiscation or requisition of the use of such property or asset.

               "Exchange Act" refers to the Securities Exchange Act of 1934 as it may be amended and any successor act thereto.

               "Excluded Holder" has the meaning specified in Section 1016.

               "Excluded Person" means Wasserstein Perella Partners, Wasserstein Offshore Partners and WPPN, Inc. or any of their respective officers, directors or employees (or any employee partnership of which either Wasserstein Perella Partners, Wasserstein Offshore Partners or WPPN, Inc. or any of their respective Affiliates is the general partner, or of which any of their respective executive officers or directors is the general partner), Messrs. Bradley J. Weschler and Richard L. Gelfond, or any of their respective Affiliates or a "group" (as used for purposes of Section 13(d) and 14(d) of the Exchange Act) of which Messrs. Bradley J. Wechsler and Richard L. Gelfond are a part, provided that Messrs. Bradley J. Wechsler and Richard L. Gelfond continue to be Senior Officers of the Company.

               "Exempted Affiliate Transaction" means (a) reasonable fees and compensation paid and indemnity provided pursuant to (including issuances of securities or other payments, awards or grants in cash, securities or otherwise) customary employee compensation arrangements (including, without limitation, stock option and stock ownership plans) approved by a majority of independent (as to such transactions) members of the Board of Directors of the Company, (b) payments, purchases or redemptions set forth in clauses
     (a), (b) or (c) of the definition of "Restricted Payments" and made, in form and amount, on a pro rata basis to all holders of common shares or subordinated Indebtedness, as applicable, of the Company, (c) transactions solely between the Company and any of its Subsidiaries or solely among Subsidiaries of the Company, (d) payments made pursuant to the terms of the Shareholders' Agreement, (e) the payment of reasonable and customary fees to and the provision of indemnity on behalf of directors of the Company who are not employees of the Company, (f) payments pursuant to any agreement in effect as of the Issue Date or any amendment thereto or any transaction contemplated thereby (including pursuant to any amendment thereto) in any replacement agreement thereto so long as any such amendment or replacement agreement is not more disadvantageous to the Company or its Subsidiaries, as the case may be, than the original agreement as in effect on the Issue Date; and (g) loans advanced to employees and officers of the Company and its Subsidiaries not in excess of $1.0 million at any time outstanding.

               "Fully Traded Common Stock" means common stock issued by any corporation if (A) such common stock is listed on either The New York Stock Exchange, The American Stock Exchange, The Toronto Stock Exchange, or is included for trading privileges in the Nasdaq National Market; and (B) such common stock does not constitute more than 15% of the issued and outstanding common stock of such corporation held by Persons other than 10% holders of such common stock and Affiliates and insiders of such corporation.

               "Generally accepted accounting principles" means, as at any date of determination, generally accepted accounting principles in the United States and which are applicable as of the date of determination.

               "Global Security" means a Security that evidences all or part of the Securities and bears the legend set forth in Section 205.

               "Guarantee" means a guarantee or other credit support (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner (including, without limitation, letters of credit and reimbursement agreements in respect thereof), of all or any part of any indebtedness.

               "Holder" means a Person in whose name a Security is registered in the Security Register.

               "Indebtedness" of any person means, without duplication, (a) all liabilities and obligations, contingent or otherwise, of such person, to the extent such liabilities and obligations would appear as a liability upon the consolidated balance sheet of such person in accordance with generally accepted accounting principles, (i) in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of such person or only to a portion thereof), (ii) evidenced by bonds, notes, debentures or similar instruments, (iii) representing the balance deferred and unpaid of the purchase price of any property or services, except those incurred in the ordinary course of its business that would constitute ordinarily a trade payable or account payable to trade creditors that are not more than 120 days past their original due date or which are being contested in good faith by appropriate proceeding, (iv) evidenced by bankers' acceptances or similar instruments issued or accepted by banks,
     (v) relating to any Capitalized Lease Obligation, or (vi) evidenced by a letter of credit or a reimbursement obligation of such person with respect to any letter of credit; (b) all net obligations of such person under Interest Swap and Hedging Obligations; (c) all liabilities and obligations of others of the kind described in the preceding clause (a) or (b) that such person has guaranteed or that is otherwise its legal liability or which are secured by any assets or property of such person; (d) any and all deferrals, renewals, extensions, refinancing and refundings (whether direct or indirect) of, or amendments, modifications or supplements to, any liability of the kind described in any of the preceding clauses (a), (b) or
     (c), or this clause (d), whether or not between or among the same parties; and (e) all Disqualified Capital Stock of such person (measured at the greater of its voluntary or involuntary maximum fixed repurchase price plus accrued and unpaid dividends). For purposes hereof, the "maximum fixed repurchase price" of any Disqualified Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Disqualified Capital Stock as if such Disqualified Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to this Indenture, and if such price is based upon, or measured by, the fair market value of such Disqualified Capital Stock, such fair market value to be determined in good faith by the board of directors of the issuer (or managing general partner of the issuer) of such Disqualified Capital Stock. Indebtedness shall not include any liability for federal, provincial, state, local or other taxes except to the extent otherwise included in the definition of "Indebtedness". Guarantees of (or obligations with respect to letters of credit supporting) Indebtedness otherwise included in the determination of the aggregate amount of Indebtedness incurred shall not also be included in such determination.

               "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

               "Interest Payment Date" means the Stated Maturity of an instalment of interest on the Securities.

               "Interest Swap and Hedging Obligation" means any obligation of any person pursuant to any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate exchange agreement, currency exchange agreement or any other agreement or arrangement designed to protect against fluctuations in interest rates or currency values, including, without limitation, any arrangement whereby, directly or indirectly, such person is entitled to receive from time to time periodic payments calculated by applying either a fixed or floating rate of interest on a stated notional amount in exchange for periodic payments made by such person calculated by applying a fixed or floating rate of interest on the same notional amount.

               "Investment" by any person in any other person means (without duplication) (a) the acquisition (whether by purchase, merger, consolidation or otherwise) by such person (whether for cash, property, services, securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities, including any options or warrants, of such other person; (b) the making by such person of any deposit with, or advance, loan or other extension of credit to, such other person (including the purchase of property from another person subject to an understanding or agreement, contingent or otherwise, to resell such property to such other person) or any commitment to make any such advance, loan or extension (but excluding accounts receivable or deposits arising in the ordinary course of business); (c) other than guarantees of Indebtedness of the Company to the extent permitted by Section 1008, the entering into by such person of any guarantee of, or other credit support or contingent obligation with respect to, Indebtedness or other liability of such other person; and (d) the making of any capital contribution by such person to such other person. Any property transferred to an Unrestricted Subsidiary from the Company or a Subsidiary shall be deemed an Investment valued at its fair market value at the time of such transfer, provided, however, if in any such case such fair market value exceeds $1 million, such determination of fair market value shall be certified in an Officer's Certificate

               "Issue Date" means the date of first issuance of the Securities under this Indenture.

               "Lien" means any mortgage, charge, pledge, lien (statutory or otherwise), privilege, security interest, hypothecation or other encumbrance upon or with respect to any property of any kind, real or personal, movable or immovable, now owned or hereafter acquired.

               "Make-Whole Premium" means, with respect to a Security at any time, the greater of (a) 1.0 % of the principal amount of such Security and
     (b) the excess of (i) the present value at such time, discounted from the first date on which such Security could be redeemed at the option of the Company, of the principal amount at maturity of such Security plus the amount of premium that would be due on such Security were it to be redeemed on the first date on which such Security could be redeemed at the option of the Company, computed using a discount rate equal to the Treasury Rate plus 50 basis points, over (ii) the then outstanding principal amount of such Security.

               "Net Cash Proceeds" means the aggregate amount of cash or Cash Equivalents received by the Company in the case of a sale of Qualified Capital Stock and by the Company and its Subsidiaries in respect of an Asset Sale plus, in the case of an issuance of Qualified Capital Stock upon any exercise, exchange or conversion of securities (including options, warrants, rights and convertible or exchangeable debt) of the Company that were issued for cash on or after the Issue Date, the amount of cash originally received by the Company upon the issuance of such securities (including options, warrants, rights and convertible or exchangeable debt) less, in each case, the sum of all payments, fees, commissions and expenses (including, without limitation, the fees and expenses of legal counsel and investment banking fees and expenses) incurred in connection with such Asset Sale or sale of Qualified Capital Stock, and, in the case of an Asset Sale only, less the amount (estimated reasonably and in good faith by the Company) of income, franchise, sales and other applicable taxes required to be paid by the Company or any of its respective Subsidiaries in connection with such Asset Sale.

               "Offer to Purchase" means an Asset Sale Offer pursuant to Section 1013 and/or a Change of Control Offer pursuant to Section 1015, as applicable.

               "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Corporate Controller, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee.

               "Operating Expense or Cost Reduction" means with respect to the calculation of a Consolidated Coverage Ratio, an operating expense or cost reduction with respect to an Acquisition, which, in the good faith estimate of management, will be realized as a result of such Acquisition, provided that the foregoing eliminations of operating expenses and realizations of cost reductions shall be of the types permitted to be given effect to in accordance with Article 11 of Regulation S-X under the Exchange Act as in effect on the Issue Date.

               "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee.

               "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

               (1) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

               (2) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been
                     ---------
        made;

               (3) Securities, except to the extent provided in Sections 1202 and 1203, with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Article Thirteen; and

               (4) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;
     provided, however, that in determining whether the Holders of the requisite
     --------  -------
     principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

               "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

               "Permitted Indebtedness" means any of the following:

               (2) Indebtedness of the Company evidenced by the Notes and represented by this Indenture, issued in the Offering in an aggregate principal amount not to exceed $200 million;

               (3) Indebtedness of the Company and its Subsidiaries pursuant to the Revolving Credit Facility (including any Indebtedness issued to refinance, refund or replace such Indebtedness) provided that the aggregate principal amount of such Indebtedness outstanding at any time does not exceed the greater of (a) $50 million minus the amount of any such Indebtedness retired with Net Cash Proceeds from any Asset Sale or assumed by a transferee in an Asset Sale and (b) the sum of 80% of the net book value of accounts receivable of the Company and its Subsidiaries and 60% of the net book value of inventory of the Company and its Subsidiaries;

               (4) Indebtedness of Core Subsidiaries, provided that the aggregate principal amount of such Indebtedness outstanding at any time does not exceed $25 million;

               (5) Refinancing Indebtedness with respect to (i) any Indebtedness described in clause (a) of this definition, (ii) incurred under the Debt Incurrence Ratio test of Section 1008, (iii) incurred under this clause (d) or (iv) which is outstanding on the Issue Date so long as such Refinancing Indebtedness, if secured, is secured only by the assets that secured the Indebtedness so refinanced;

               (6) Indebtedness of the Company and its Special Subsidiaries representing Capitalized Lease Obligations or Purchase Money Indebtedness in an aggregate amount outstanding at any time (including any Indebtedness issued to refinance, replace, or refund such Indebtedness) of up to $15 million, provided, in the case of a Capitalized Lease Obligation, the principal amount of such Capitalized Lease Obligation does not, at the time of incurrence, exceed the fair market value of the property acquired in connection with such Capitalized Lease Obligation, and in the case of Purchase Money Indebtedness, such Indebtedness does not constitute more than 100% of the cost to the Company or such Subsidiary of the property so purchased;

               (7) Interest Swap and Hedging Obligations of the Company and its Subsidiaries that are incurred for the purpose of fixing or hedging interest rate or currency risk of the Company and its Subsidiaries and not incurred for the purpose of speculation;

               (8) Indebtedness of the Company and its Subsidiaries solely in respect of performance, surety or appeal bonds (to the extent that such incurrence does not result in the incurrence of any obligation to repay any obligation relating to borrowed money of others), and letters of credit and letters of guarantee, all incurred in the ordinary course of business in accordance with customary industry practices, in amounts and for the purposes customary in the Company's industry;

               (9) Indebtedness of the Company to any Wholly Owned Subsidiary, and Indebtedness of a Subsidiary to any other Wholly Owned Subsidiary or to the Company; provided that, in the case of Indebtedness of the Company, such obligations shall be unsecured and subordinated in all respects to the Company's obligations pursuant to the Notes and the date of any event that causes such Subsidiary to no longer be a Wholly Owned Subsidiary shall be an Incurrence Date;

               (10) Indebtedness of the Company and its Subsidiaries arising from agreements providing for indemnification, adjustment of purchase price or similar obligations, or from guarantees or letters of credit, surety bonds or performance bonds securing any obligations of the Company or any Subsidiary pursuant to such agreements, in any case incurred in connection with the disposition of any business, assets or Subsidiary, other than guarantees of Indebtedness incurred by any person acquiring all or any portion of such business, assets or Subsidiary for the purpose of financing such acquisition or, in the case of performance bonds, incurred in connection with the sale or leasing of systems in the ordinary course of business;

               (11) Indebtedness incurred by a person prior to the time (A) such person became a Core Subsidiary of the Company, (B) such person amalgamated, merged or consolidated with or into a Core Subsidiary of the Company or (C) another Core Subsidiary of the Company amalgamated, merged or consolidated with or into such person (in a transaction in which such person became a Core Subsidiary of the Company) which Indebtedness was not incurred in anticipation of such transaction and was outstanding prior to such transaction; provided that after giving pro forma effect to any such incurrence, the Company could incur at least $1.00 of additional Indebtedness pursuant to the second paragraph of Section 1008;

               (12) additional Indebtedness of the Company not to exceed $10 million in aggregate principal amount at any one time outstanding; and

               (13) Indebtedness of the Company and its Subsidiaries existing on the Issue Date not to exceed the amount outstanding on such date, and which is set forth in a schedule to this Indenture.

               "Permitted Investment" means (a) Investments in any of the Notes;
     (b) Investments in Cash Equivalents; (c) Investments in intercompany notes to the extent permitted to be incurred under clause (g) of the definition of "Permitted Indebtedness"; (d) any Investment in a Subsidiary of the Company or in a person in a Related Business, which, after such Investment, becomes a Subsidiary of the Company; (e) Investments in Permitted Joint Ventures, provided that either (1)(i) the Company or its Subsidiaries have the ability to liquidate their Investment in such Permitted Joint Venture, without penalty to the Company or its Subsidiaries, within three years of giving notice of their intention to do so and, (ii) in the good faith opinion of an executive officer of the Company, each of the other holders of Equity Interests in the Permitted Joint Venture is contributing consideration to the Permitted Joint Venture in relation to such holder's economic interest in the Permitted Joint Venture which is at least equal to the consideration being contributed to the Permitted Joint Venture by the Company or a Subsidiary in relation to its economic interest in the Permitted Joint Venture (provided, that in making his or her determination pursuant to this clause (ii), such executive officer may take into account better than normal profits which may be derived from the Company's other businesses as a result of such Investment) or (2) the Consolidated Coverage Ratio of the Company for the Reference Period immediately preceding the date of such Investment, after giving effect on a pro forma basis to such Investment, would be at least 3.0 to 1; (f) loans or advances to employees of the Company or a Subsidiary made in the ordinary course of business, (g) stock obligations or securities received in settlement of debts created in the ordinary course of business and owing to the Company or any Subsidiary or in satisfaction of judgments, (h) Investments received in connection with an Asset Sale in accordance with Section 1013, (i) Investments of the Company or any Subsidiary in effect on the Issue Date, (j) Investments in securities of trade creditors or customers received pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of such trade creditors or customers, and (k) Investments the payment for which consists exclusively of Qualified Capital Stock of the Company.

               "Permitted Joint Venture" means any joint venture arrangement (which may be structured as an unincorporated joint venture, corporation, partnership, association or limited liability company) (i) in which the Company and its Subsidiaries own at least 20% but less than 50% of the ownership interest thereof and (ii) which engages only in a Related Business.

               "Permitted Lien" means (a) Liens created in connection with the incurrence of Indebtedness under the Revolving Credit Facility and Capitalized Lease Obligations and Purchase Money Indebtedness, to the extent otherwise permitted by clause (b) or (e) of the definition "Permitted Indebtedness"; (b) Liens existing on the Issue Date and which are set forth in a schedule to this Indenture; (c) Liens imposed by governmental authorities for taxes, assessments or other charges not yet subject to penalty or which are being contested in good faith and by appropriate proceedings, if adequate reserves with respect thereto are maintained on the books of the Company in accordance with generally accepted accounting principles; (d) statutory liens of carriers, warehousemen, mechanics, materialmen, landlords, repairmen or other like Liens arising by operation of law in the ordinary course of business provided that (i) the underlying obligations are not overdue for a period of more than 30 days, or (ii) such Liens are being contested in good faith and by appropriate proceedings and adequate reserves with respect thereto are maintained on the books of the Company in accordance with generally accepted accounting principles; (e) Liens securing the performance of bids, trade contracts (other than borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business; (f) easements, rights-of-way, zoning, similar restrictions and other similar encumbrances or title defects which, singly or in the aggregate, do not in any case materially detract from the value of the property subject thereto (as such property is used by the Company or any of its Subsidiaries) or interfere with the ordinary conduct of the business of the Company or any of its Subsidiaries; (g) Liens arising by operation of law in connection with judgments, only to the extent, for an amount and for a period not resulting in an Event of Default with respect thereto; (h) pledges or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security legislation; (i) Liens securing the Notes; (j) Liens securing Indebtedness of a person existing at the time such person becomes a Subsidiary or is merged with or into the Company or a Subsidiary or Liens securing Indebtedness incurred in connection with an Acquisition, provided that such Liens were in existence prior to the date of such acquisition, merger or consolidation, were not incurred in anticipation thereof, and do not extend to any assets other than those acquired; (k) leases or subleases granted to other persons in the ordinary course of business not materially interfering with the conduct of the business of the Company or any of its Subsidiaries or materially detracting from the value of the relative assets of the Company or any Subsidiary; (l) Liens arising from precautionary Uniform Commercial Code financing statement or similar filings regarding operating leases entered into by the Company or any of its Subsidiaries in the ordinary course of business;(m) Liens securing Refinancing Indebtedness incurred to refinance any Indebtedness that was previously so secured in a manner no more adverse to the Holders of the Notes than the terms of the Liens securing such refinanced Indebtedness provided that the Indebtedness secured is not increased and the Lien is not extended to any additional assets or property, (n) Liens in favor of the Company or any Subsidiary,
     (o) Liens securing obligations under Interest Swap and Hedging Obligations permitted to be incurred under this Indenture, (p) Liens created or deposits made to secure the performance of tenders, bids, leases, statutory obligations, government contracts, performance bonds and other obligations of a like nature incurred in the ordinary course of business, (q) Liens in favor of customs and revenue authorities, arising as a matter of law to secure payment of customs duties in connection with the importation of goods, (r) Liens in connection with securitizations of accounts receivable under long term system leases and (s) other Liens securing obligations incurred in the ordinary course of business, which obligations do not exceed $5.0 million in the aggregate at any one time outstanding.

               "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

               "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

               "Public Equity Offering" means an underwritten offering of common shares of the Company for cash pursuant to an effective registration statement under the Securities Act or a prospectus under applicable Canadian securities laws.

               "Purchase Money Indebtedness" of any Person means Indebtedness of such Person secured by a Lien on real or personal property of such person which Indebtedness (a) constitutes all or a part of the purchase price or construction cost of such property or (b) is incurred prior to, at the time of or within 90 days after the acquisition or substantial completion of such property for the purpose of financing all or any part of the purchase price or construction cost thereof; provided, however, that (w) the Indebtedness so Incurred does not exceed 100% of the purchase price or construction cost of such property, (x) such Lien does not extend to or cover any property other that such item of property and any improvements on such item, (y) the purchase price or construction cost for such property is or should be included in "addition to property, plant and equipment" in accordance with generally accepted accounting principles and (z) the purchase or construction of such property is not part of any acquisition of a Person or business unit or line of business.

               "Qualified Capital Stock" means any Capital Stock of the Company that is not Disqualified Capital Stock.

               "Qualified Exchange" means any legal defeasance, redemption, retirement, repurchase or other acquisition of Capital Stock or Indebtedness of the Company with the Net Cash Proceeds received by the Company from the substantially concurrent sale (other than from or to a Subsidiary or from or to an employee stock ownership plan financed by loans from the Company or a Subsidiary of the Company) of Qualified Capital Stock or any exchange of Qualified Capital Stock for any Capital Stock or Indebtedness of the Company.

               "Rating Agencies" means Moody's and S&P.

               "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

               "Reference Period" with regard to any person means the most recently ended four full fiscal quarters, for which financial statements are available immediately preceding any date upon which any determination is to be made pursuant to the terms of the Notes or this Indenture.

               "Refinancing Indebtedness" means Indebtedness or Disqualified Capital Stock (a) issued in exchange for, or the proceeds from the issuance and sale of which are used substantially concurrently to repay, redeem, defease, refund, refinance, discharge or otherwise retire for value, in whole or in part, or (b) constituting an amendment, modification or supplement to, or a deferral or renewal ((a) and (b) above are, collectively, a "Refinancing") of any Indebtedness or Disqualified Capital Stock in a principal amount or, in the case of Disqualified Capital Stock, liquidation preference, not to exceed (after deduction of reasonable and customary fees and expenses incurred in connection with the Refinancing) the (A) lesser of (i) the principal amount or, in the case of Disqualified Capital Stock, liquidation preference, of the Indebtedness or Disqualified Capital Stock so Refinanced and (ii) if such Indebtedness being Refinanced was issued with an original issue discount, the accreted value thereof (as determined in accordance with generally accepted accounting principles) at the time of such Refinancing, plus (B) the amount of any premium required to be paid in connection with such Refinancing pursuant to the terms of the Indebtedness being so refinanced or the amount of any premium reasonably determined by the Company as necessary to accomplish such Refinancing by means of a tender offer or privately negotiated repurchase and plus (C) the expenses of the Company or the Subsidiary, as the case may be, incurred in connection with such Refinancing; provided, that (A) such Refinancing Indebtedness of any Subsidiary of the Company shall only be used to refinance outstanding Indebtedness or Disqualified Capital Stock of such Subsidiary, (B) such Refinancing Indebtedness shall (x) not have an Average Life shorter than the Indebtedness or Disqualified Capital Stock to be so refinanced at the time of such Refinancing and (y) in all respects, be no less subordinated or junior, if applicable, to the rights of Holders of the Notes than was the Indebtedness or Disqualified Capital Stock to be refinanced and (C) such Refinancing Indebtedness shall have a final stated maturity or redemption date, as applicable, no earlier than the final stated maturity or redemption date, as applicable, of the Indebtedness or Disqualified Capital Stock to be so refinanced.

               "Regular Record Date" for the interest payable on any Interest Payment Date means the November 15 or May 15 (whether or not a Business
     Day), as the case may be, next preceding such Interest Payment Date.

               "Related Business" means the business conducted (or proposed to be conducted) by the Company and its Subsidiaries as of the Issue Date and any and all businesses that in the good faith judgment of the Board of Directors of the Company are related businesses.

               "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

               "Restricted Payment" means, with respect to any person, (a) the declaration or payment of any dividend or other distribution in respect of Equity Interests of such person or any parent or Subsidiary of such person,
     (b) any payment on account of the purchase, redemption or other acquisition or retirement for value of Equity Interests of such person or any Subsidiary or direct or indirect parent of such person (other than any such Equity Interests owned by such person or any Subsidiary), (c) other than with the proceeds from the substantially concurrent sale of, or in exchange for, Refinancing Indebtedness, any purchase, redemption, or other acquisition or retirement for value of, any payment in respect of any amendment of the terms of or any defeasance of, any Subordinated Indebtedness, directly or indirectly, by such person or a parent or Subsidiary of such person prior to the scheduled maturity, any scheduled repayment of principal, or scheduled sinking fund payment, as the case may be, of such Indebtedness and (d) any Investment by such person, other than a Permitted Investment; provided, however, that the term "Restricted Payment" does not include (i) any dividend, distribution or other payment on or with respect to Equity Interests of an issuer to the extent payable solely in shares of Qualified Capital Stock or in options, warrants or other rights to acquire Qualified Capital Stock of such issuer; or (ii) any dividend, distribution or other payment to the Company, or to any of its Subsidiaries, by the Company or any of its Subsidiaries (or, in the case of payment by any non-Wholly Owned Subsidiary, to any other holder of Equity Interests of such non-Wholly Owned Subsidiary on a pro rata basis). If (x) the Company or a Subsidiary of the Company issues, transfers, conveys, leases or otherwise disposes of any shares of Capital Stock of a Subsidiary of the Company or securities convertible or exchangeable into, or options, warrants, rights or any other interest with respect to, Capital Stock of a Subsidiary of the Company, and as a result of such transaction or as a result of the exercise, conversion or exchange of such securities, options, warrants, rights or other interest such Subsidiary would cease to be a Subsidiary, or (y) the Company or a Subsidiary of the Company issues, transfers, conveys, leases or otherwise disposes of any shares of Capital Stock or ownership interests of a Permitted Joint Venture which complies with the provisions of clauses (e)(1)(i) or (e)(2) of the definition of Permitted Investment or securities convertible or exchangeable into, or options, warrants, rights or any other interest with respect to, Capital Stock or ownership interests of a Permitted Joint Venture, or permits such a Permitted Joint Venture to issue any shares of Capital Stock or ownership interests of such Permitted Joint Venture or securities convertible or exchangeable into, or options, warrants, rights or any other interest with respect to Capital Stock of or ownership interests, in such Permitted Joint Venture, the Company shall be deemed to have made a Restricted Payment in an amount equal to its net investment in such Subsidiary or Permitted Joint Venture unless, after giving effect to such issuance, transfer, conveyance, lease or disposition, the former Subsidiary shall be or the

     Permitted Joint Venture shall continue to be, a Permitted Joint Venture which complies with the provisions of clauses (e)(1)(i) or (e)(2) of the definition of Permitted Investment.

               "Revolving Credit Facility" means the revolving credit facilities dated March 25, 1998 with The Toronto-Dominion Bank.

               "Sale and Leaseback Transaction" of any Person means an arrangement with any lender or investor or to which such lender or investor is a party providing for the leasing by such Person of any property or asset of such Person which has been or is being sold or transferred by such Person more than 90 days after the acquisition thereof or the completion of construction or commencement of operation thereof to such lender or investor or to any person to whom funds have been or are to be advanced by such lender or investor on the security of such property or asset.

               "Securities" means securities designated in the first paragraph of the RECITALS OF THE COMPANY.

               "Securities Act" means the U.S. Securities Act of 1933 and (unless the context otherwise requires) includes the rules and regulations of the Commission promulgated thereunder.

               "Shareholders' Agreement" means the Shareholders' Agreement dated as of June 16, 1994 among the Company, Wasserstein Perella Partners, Wasserstein Offshore Partners, Richard L. Gelfond and Bradley J. Wechsler, and certain other parties, as amended in the manner contemplated by a letter agreement, dated August 25, 1998, among Wasserstein & Co., Inc., Bradley J. Wechsler and Richard L. Gelfond and as such agreement may be amended, modified or supplemented from time to time.

               "S&P" means Standard & Poor's Ratings Group, a division of McGraw Hill, Inc., and its successors.

               "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

               "Special Subsidiary" means a Subsidiary of the Company whose primary business is other than systems design, manufacturing and/or leasing as lessor of the Company's projection and sound systems, and which is so designated pursuant to an Officer's Certificate; provided that neither the Company nor any of its other Subsidiaries (i) provides credit support for, or guarantee of, any Indebtedness of such Subsidiary or any Subsidiary of such Subsidiary (including any undertaking, agreement or instrument evidencing such Indebtedness) or (ii) is directly or indirectly liable for any Indebtedness of such Subsidiary or any Subsidiary or such Subsidiary ad
     (b) no default with respect to any Indebtedness of such Subsidiary or any Subsidiary of such Subsidiary (including any right which the holders thereof may have to take enforcement action against such Subsidiary) would permit (upon notice, lapse of time or both) any holder of any other Indebtedness of the Company and its Subsidiaries to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its final scheduled maturity.

               "Stated Maturity," when used with respect to any Security or any instalment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such instalment of interest is due and payable.

               "Strategic Equity Placement" means an issuance of common shares with aggregate proceeds of at least $30.0 million to a person which is (or a controlled Affiliate of any person which is) engaged in a Related Business and has Total Common Equity of at least $600.0 million.

               "Subordinated Indebtedness" means Indebtedness of the Company that is subordinated in right of payment to the Notes in any respect or has a stated maturity on or after the Stated Maturity.

               "Subsidiary" means, with respect to any person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such person or one or more of the other Subsidiaries of that person (or a combination thereof), (ii) any partnership (a) the sole general partner or the managing general partner of which is such person or a Subsidiary of such person or (b) the only general partners of which are such person or of one or more Subsidiaries of such person (or any combination thereof) or (iii) any other person not described in clauses (i) and (ii) above in which such person, or one more other Subsidiaries of such person or such person and one or more other Subsidiaries thereof, directly or indirectly, has a 50% ownership and the power, pursuant to a written contract or agreement, to direct the policies and management or the financial and other affairs thereof.

               "Taxes" has the meaning specified in Section 1016.

               "Total Common Equity" of any person means, as of any of determination, the product of (i) the aggregate number of outstanding primary shares of Capital Stock of such person on such day (which shall not include any options or warrants on, or securities convertible or exchangeable into, shares of Capital Stock of such person) and (ii) the average Closing Price of such Capital Stock over the 20 consecutive Trading Days immediately preceding such day. If no such Closing Price exists with respect to shares of any such class, the value of such shares for purposes of clause (ii) of the preceding sentence shall be determined by the Board of Directors of the Company in good faith and evidenced by a resolution of the Board of Directors filed with the Trustee.

               "Treasury Rate" means the yield to maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15(519) which has become publicly available at least five Business Days prior to the date fixed for repayment (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the then remaining Weighted Average Life to Maturity of the Security

     (calculated as if the first date on which the Security can be redeemed at the option of the Company were the final maturity of the Security); provided, however, that if such Weighted Average Life to maturity of the Securities is not equal to the constant maturity of a United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which yields are given, except that if such Weighted Average Life to Maturity of the Securities is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.

               "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 905; provided, however, that in the event the Trust
                              --------  -------
     Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

               "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

               "Unrestricted Subsidiary" means (i) any Subsidiary designated by the Board of Directors of the Company as an Unrestricted Subsidiary and
     (ii) any Subsidiary of an Unrestricted Subsidiary. An Unrestricted Subsidiary may be designated pursuant to an Officers' Certificate (including any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary so long as; (i) neither the Company nor any Subsidiary (a) provides credit support for, or guarantee of, and Indebtedness of such Subsidiary or any Subsidiary of such Subsidiary, (including any undertaking or agreement in respect of such debt) or (b) is directly or indirectly liable for any Indebtedness of such Subsidiary or any Subsidiary of such Subsidiary, (ii) no default with respect to any Indebtedness of such Subsidiary or any Subsidiary of such Subsidiary would permit (upon notice, lapse of time or otherwise) any holder of any other Indebtedness of the Company of any Subsidiary to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity, (iii) any Investment in such Subsidiary made as a result of designating such Subsidiary an Unrestricted Subsidiary will not violate the provisions of Section 1009, (iv) neither the Company nor any Subsidiary has a contract, agreement, arrangement, understanding or obligation of any kind, whether written or oral, with such Subsidiary other than those that might be obtained at the time from persons who are not Affiliates of the Company, and (v) neither the Company nor any other Subsidiary, has any obligation (a) to subscribe for additional Equity Interests in such Subsidiary, or (b) to maintain or preserve such Subsidiary's financial condition or to cause such Subsidiary to achieve certain levels of operating results. Any such designation by the Board of Directors of the Company shall be evidenced to the Trustee by filing a certified resolution with the Trustee giving effect to such designation. The Board of Directors of the Company may designate any Unrestricted Subsidiary as a Subsidiary if, immediately after giving effect to such designation, there would be no Default or Event of Default under this Indenture and the Company could incur $1.00 of additional Indebtedness pursuant to the Debt Incurrence Ratio test under Section 1008.

               "U.S. Government Obligations" means direct non-callable obligations of the United States of America for the payment of which the full faith and credit of the United States is pledged.

               "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

               "Wasserstein Offshore Partners" means Wasserstein Perella Offshore Partners, L.P., a Delaware limited partnership.

               "Wasserstein Perella Partners" means Wasserstein Perella Partners, L.P., a Delaware limited partnership.

               "Weighted Average Life to Maturity" means, when applied to any Indebtedness at any date, the number of years obtained by dividing (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment, by (ii) the then outstanding principal amount of such Indebtedness.

               "Wholly Owned Subsidiary" means a Subsidiary all the Equity Interests of which are owned by the Company or one or more wholly owned Subsidiaries of the Company.

SECTION 12.  Compliance Certificates and Opinions.
             ------------------------------------

             Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

             Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

             (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

             (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

             (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with which, in the case of an Opinion of Counsel may be limited to reliance on an Officers' Certificate as to matters of fact; and

             (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 13.  Form of Documents Delivered to Trustee.
             --------------------------------------

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 14.  Acts of Holders; Record Date.
             ----------------------------

          Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          The ownership of Securities shall be proved by the Security Register.

          Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

          The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities, provided that the Company may not set a record date for,
                       --------
and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such matter referred to in the foregoing sentence, the record date for any such matter shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless
             --------
taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities in the manner set forth in Section 106.

          The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2) or (iv) any direction referred to in Section 512. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date and the proposed action by Holders to be given to the Company in writing and to each Holder of Securities in the manner set forth in Section 106.

          Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

SECTION 15.  Notices. Etc., to Trustee and Company.
             -------------------------------------

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office or to it at U.S. Bank Trust National Association, 111 East Wacker Drive, Suite 3000, Chicago, Illinois, 60601.

          (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 16.  Notice to Holders: Waiver.
             -------------------------

          Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 17.  Conflict with Trust Indenture Act
             ---------------------------------

             This Indenture is subject to and governed by the Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 18.  Effect of Headings and Table of Contents.
             ----------------------------------------

             The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 19.  Successors and Assigns.
             ----------------------

             All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 110. Separability Clause.
             -------------------

             In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111. Benefits of Indenture.
             ---------------------

             Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112.   Governing Law.
               -------------

               THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

SECTION 113.   Legal Holidays.
               --------------

               In any case where any Interest Payment Date, Redemption Date, Purchase Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or Purchase Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Purchase Date or Stated Maturity, as the case may be.

SECTION 114.   Consent to Service; Jurisdiction.
               --------------------------------

               The Company and the Trustee agree that any legal suit, action or proceeding arising out of or relating to this Indenture, and the Company agrees that any legal suit, action or proceeding arising out of or relating to the Securities, may be instituted in any federal or state court in the Borough of Manhattan, The City of New York, waives any objection which it may now or hereafter have to the laying of the venue of any such legal suit, action or proceeding, waives any immunity from jurisdiction or to service of process in respect of any such suit, action or proceeding, and irrevocably submits to the jurisdiction of any such court in any such suit, action or proceeding. The Company further submits to the jurisdiction of the courts of its own corporate domicile in any legal suit, action or proceeding arising out of or relating to this Indenture or the Securities. The Company hereby designates and appoints Imax U.S.A. Inc., 110 E. 59th Street, Suite 2100, New York, New York 10022 as its authorized agent upon which process may be served in any legal suit, action or proceeding arising out of or relating to this Indenture or the Securities which may be instituted in any federal or state court in the Borough of Manhattan, The City of New York, New York, and agrees that service of process upon such agent, and written notice of said service to the Company by the Person serving the same, shall be deemed in every respect effective service of process upon the Company in any such suit, action or proceeding and further designates its domicile, the domicile of Imax U.S.A. Inc. specified above and any domicile Imax U.S.A. Inc. may have in the future as its domicile to receive any notice hereunder (including service of process). If for any reason Imax U.S.A. Inc. (or any successor agent for this purpose) shall cease to act as agent for service of process as provided above, the Company will promptly appoint a successor agent for this purpose reasonably acceptable to the Trustee. The Company agrees to take any and all actions as may be necessary to maintain such designation and appointment of such agent in full force and effect.

SECTION 115.   Conversion of Currency.
               ----------------------

               The Company covenants and agrees that the following provisions shall apply to conversion of currency in the case of the Securities and this Indenture.

               (a) (i) If for the purpose of obtaining judgment in, or enforcing the judgment of, any court in any country, it becomes necessary to convert into any other currency (the "judgment currency") an amount due in such coin or currency of the United States of America which as at the time of payment is legal tender for payment of public and private debts ("U.S. Dollars"), then the conversion shall be made at the rate of exchange prevailing on the Business Day before the day on which the judgment is given or the order of enforcement is made, as the case may be (unless a court shall otherwise determine).

                    (ii) If there is a change in the rate of exchange prevailing between the Business Day before the day on which the judgment is given or an order of enforcement is made, as the case may be (or such other date as a court shall determine), and the date of receipt of the amount due, the Company will pay such additional (or, as the case may be, such lesser) amount, if any, as may be necessary so that the amount paid in the judgment currency when converted at the rate of exchange prevailing on the date of receipt will produce the amount in U.S. Dollars originally due.

               (b) In the event of the winding-up of the Company at any time while any amount or damages owing under the Securities and this Indenture, or any judgment or order rendered in respect thereof, shall remain outstanding, the Company shall indemnify and hold the Holders and the Trustee harmless against any deficiency arising or resulting from any variation in rates of exchange between (1) the date as of which the equivalent of the amount in U.S. Dollars due or contingently due under the Securities and this Indenture (other than under this Subsection (b)) is calculated for the purposes of such winding-up and
(2) the final date for the filing of proof of claim in such winding-up. For the purpose of this Subsection (b), the final date for the filing of proofs of claim in the winding-up of the Company shall be the date fixed by the liquidator or otherwise in accordance with the relevant provisions of applicable law as being the latest practicable date as at which liabilities of the Company may be ascertained for such winding-up prior to payment by the liquidator or otherwise in respect thereto.

                (c) The obligations contained in Subsections (a)(ii) and (b) of this Section 115 shall constitute separate and independent obligations of the Company from its other obligations under the Securities and this Indenture, shall give rise to separate and independent causes of action against the Company, shall apply irrespective of any waiver or extension granted by any Holder or the Trustee or any of them from time to time and shall continue in full force and effect notwithstanding any judgment or order or the filing of any proof of claim in the winding-up of the Company for a liquidated sum in respect of amounts due hereunder (other than under Subsection (b) above) or under any such judgment or order. Any such deficiency as aforesaid shall be deemed to constitute a loss suffered by the Holders and no proof or evidence of any actual loss shall be required by the Company or the liquidator or otherwise or any of them. In the case of Subsection (b) above, the amount of such deficiency shall not be deemed to be increased or reduced, as the case may be, by any variation in rates of exchange occurring between the said final date and the date of any liquidating distribution.

                (d) The term "rate(s) of exchange" shall mean the noon spot rate of exchange for Canadian interbank transactions applied in converting any other currency into U.S. dollars published by the Bank of Canada for the date of determination.

SECTION 116.    Currency Equivalent.
                -------------------

                Except as provided in Section 115, for purposes of the construction of the terms of this Indenture or of the Securities, in the event that any amount is stated herein in the currency of one nation (the "First Currency"), as of any date such amount shall also be deemed to represent the amount in the currency of any other relevant nation (the "Other Currency") which is required to purchase such amount in the First Currency at the noon spot rate of exchange for Canadian interbank transactions applied in converting the Other Currency into the First Currency published by the Bank of Canada for the date of determination.

SECTION 117.    Shareholders, Officers and Directors
                Exemption from Individual Liability.
                -----------------------------------

                No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Security, or because of any indebtedness evidenced thereby, shall be had against any past, present or future shareholder, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the Holders thereof and as part of the consideration for the issue of the Securities.

                                  ARTICLE II

                                Security Forms

SECTION 118.  Forms Generally.
              ---------------

              The Securities and the Trustee's certificates of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

                The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner provided that such manner is permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 119.    Form of Face of Security.
                ------------------------

                                 IMAX CORPORATION

                         7 7/8 % Senior Notes due 2005

CUSIP No. 45245E AE 9
No.                                                $____________________

          Imax Corporation, a corporation duly organized and existing under the laws of Canada (herein called the "Company", which term includes any successor Person under this Indenture hereinafter referred to), for value received, hereby
promises to pay to     , or registered assigns, the principal sum of
Dollars on December 1, 2005, and to pay interest thereon from December 4, 1998 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on December 1 and June 1 in each year, commencing June 1, 1999, at the rate of 7.875% per annum, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of 8.875% per annum on any overdue principal and premium and on any overdue installment of interest until paid. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 15 or November 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

          Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under this Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: December 4, 1998

                                         Imax Corporation

[Seal]

                                         By____________________________________
                                                Title:


                                         By____________________________________
                                                Title:



SECTION 120.    Form of Reverse of Security.
                ---------------------------

                This Security is one of a duly authorized issue of Securities of the Company designated as its 7 7/8% Senior Notes due 2005 (herein called the "Securities"), limited (except as otherwise provided in this Indenture referred to below) in aggregate principal amount to $400,000,000, issued and to be issued under an Indenture, dated as of December 4, 1998 (herein called the "Indenture"), between the Company and U.S. Bank Trust National Association, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

                The Company will pay to each Holder, other than an Excluded Holder, certain Additional Amounts in the event of the withholding or deduction of certain Canadian taxes as described in the Indenture.

                The Company does not have the right to redeem any Securities prior to December 1, 2002, except as described in the next following paragraphs. The Securities are redeemable for cash at the option of the Company, in whole or in part, at any time on or after December 1, 2002, upon not less than 30 days nor more than 60 days notice to each holder of Securities, at the following redemption prices (expressed as percentages of the principal amount) if redeemed during the 12-month period commencing December 1 of the years indicated below, in each case (subject to the right of Holders of record on a Record Date to receive interest due on an Interest Payment Date that is on or prior to such Redemption Date) together with accrued and unpaid interest thereon to the Redemption Date:

                        Year                      Percentage
                ----------------------            --------------
                2002.....................               103.938%
                2003.....................               101.969%
                        2004 and ........               100.000%
                thereafter......

                Until December 1, 2001 upon a Public Equity Offering or Strategic Equity Placement of common shares of the Company for cash, up to $70 million aggregate principal amount of the Securities may be redeemed at the option of the Company within 90 days of such Public Equity Offering or Strategic Equity Placement, on not less than 30 days, but not more than 60 days, notice to each Holder of the Securities to be redeemed, with cash from the Net Cash Proceeds of such Public Equity Offering or Strategic Equity Placement, at
107.875 % of the principal amount thereof (subject to the right of Holders of record on a Record Date to receive interest due on an Interest Payment Date that is on or prior to such Redemption Date) together with accrued and unpaid interest thereon to the date of redemption; provided, however, that immediately following such redemption not less than $130 million aggregate principal amount of the Securities are outstanding.

                The Securities are also subject to redemption at any time or from time to time prior to December 1, 2002 upon not less than 30 nor more than 60 days' notice to each Holder of Securities redeemed, at the option of the Company, in whole or in part, in integral multiples of $1,000, at a redemption price equal to 100% of the principal amount thereof plus the applicable Make-Whole Premium (subject to the right of Holders of record on a Record Date to receive interest due on an Interest Payment Date that is on or prior to such Redemption Date) plus accrued and unpaid interest to but excluding the Redemption Date.

                The Company also may, at its option, redeem the Securities, in whole but not in part, at a redemption price equal to 100% of the principal amount of the Securities, together with accrued and unpaid interest to the redemption date, if the Company has become or would become obligated to pay, on the next date on which any amount would be payable under or with respect to the Securities, any Additional Amounts as a result of certain changes affecting Canadian withholding taxes which are specified in the Indenture at a Redemption Price equal to 100% of the principal amount of the Securities, together with accrued interest to but excluding the Redemption Date, provided that interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Dates referred to on the face hereof, all as provided in the Indenture.

          In the case of a partial redemption, the Trustee shall select the Securities or portions thereof for redemption on a pro rata basis, by lot or in such other manner it deems appropriate and fair. The Securities may be redeemed in part in multiples of $1,000 only.

          The Securities will not have the benefit of any sinking fund.

          In the event of redemption or purchase pursuant to an Offer to Purchase of this Security in part only, a new Security or Securities for the unredeemed or unpurchased portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

          If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture provides that, subject to certain conditions, if (i) certain Excess Proceeds are available to the Company as a result of Asset Sales or (ii) a Change of Control occurs, the Company shall be required to make an Offer to Purchase for all or a specified portion of the Securities.

          The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Security or (ii) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          As provided for in the Indenture, the Company may, subject to certain limitations, from time to time, without notice to or the consent of the Holders, create and issue Additional Securities so that such Additional Securities shall be consolidated and form a single series with the Securities initially issued by the Company and shall have the same terms as to status, redemption or otherwise as the Securities originally issued. Any Additional Securities shall be issued with the benefit of an indenture supplemental to the Indenture.

          The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York.


                      OPTION OF HOLDER TO ELECT PURCHASE

          If you want to elect to have this Security purchased in its entirety by the Company pursuant to Section 1013 or 1015 of the Indenture, check the box:

          [ ]

          If you want to elect to have only a part of this Security purchased by the Company pursuant to Section 1013 or 1015 of the Indenture, state the amount:

          $


Dated:         Your Signature:
                              --------------------------------------------------
                              (Sign exactly as name appears on the other side of this Security)


Signature Guarantee:
                    ---------------------------------
                     (Signature must be guaranteed by
                     a member firm of the New York Stock
                     Exchange or a commercial bank or
                     trust company)

SECTION 121.  Form of Trustee's Certificate of Authentication.
              -----------------------------------------------

              This is one of the Securities referred to in the within-mentioned Indenture.


                              U.S. Bank Trust National Association,
                              as Trustee


                              By
                                ------------------------------------
                                     Authorized Officer


SECTION 122.  Form of Legend for Global Securities.
              ------------------------------------

          Every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.


                                  ARTICLE III

                                The Securities

SECTION 123.  Title and Terms.
              ---------------

          The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $400,000,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306, 906 or 1107 or in connection with an Offer to Purchase pursuant to
Section 1013 or 1015.

          The Securities shall be known and designated as the "7 7/8% Senior Notes due 2005" of the Company. Their Stated Maturity shall be December 1, 2005 and they shall bear interest at the rate of 7.875% per annum, from December 4, 1998 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually on December 1 and June 1, commencing June 1, 1999, until the principal thereof is paid or made available for payment.

          The principal of (and premium, if any) and interest on the Securities shall be payable at the office or agency of the Company in The City of New York, New York maintained for such purpose and at any other office or agency maintained by the Company for such purpose; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

          The Securities shall be subject to repurchase by the Company pursuant to an Offer to Purchase as provided in Section 1013 or 1015.

          Additional Securities ranking pari passu with the Securities issued the date hereof may be created and issued from time to time by the Company without notice or consent to the Holders and shall be consolidated with and form a single series with the Securities initially issued and shall have the same terms as to status, redemption or otherwise as the Securities originally issued, provided that, the aggregate principal amount of Securities issued shall be no more than U.S $400,000,000; any Additional

Securities shall be issued and the benefit of an indenture supplemental to this Indenture.

          The Securities shall be redeemable as provided in Article Eleven.

          The Securities shall be subject to defeasance at the option of the Company as provided in Article Twelve.


SECTION 124.  Denominations.
              -------------

          The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.


SECTION 125.  Execution, Authentication, Delivery and Dating.
              ----------------------------------------------

          The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

          Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise.

          Each Security shall be dated the date of its authentication.

          No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

          In case the Company, pursuant to Article Eight, shall be amalgamated, consolidated or merged with or into any other Person or shall convey, transfer, lease or otherwise dispose of substantially all of its properties and assets to any Person, and the successor Person resulting from such amalgamation, consolidation, or surviving such merger, or into which the Company shall have been merged, or the successor Person which shall have received a conveyance, transfer, lease or other disposition as aforesaid, shall have executed an indenture supplemental hereto with the Trustee pursuant to Article Eight, any of the Securities authenticated or delivered prior to such amalgamation, consolidation, merger, conveyance, transfer, lease or other disposition may, from time to time, at the request of the successor Person, be exchanged for other Securities executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount; and the Trustee upon Company Order of the successor Person, shall authenticate and deliver replacement Securities as specified in such request for the purpose of such exchange. If replacement Securities shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section in exchange or substitution for or upon registration of transfer of any Securities, such successor Person, at the option of any Holder but without expense to such Holder, shall provide for the exchange of all Securities at the time outstanding held by such Holder for Securities authenticated and delivered in such new name.


SECTION 126.  Temporary Securities.
              --------------------

          Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

          If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.


SECTION 127.  Registration, Registration of Transfer and Exchange.
              ---------------------------------------------------

          The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

          Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 1002 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount.

          At the option of the Holder, Securities may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

          All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

          Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 or in accordance with any Offer to Purchase pursuant to Section 1013 or 1015 not involving any transfer.

          The Company shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 1104 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

          The provisions of Clauses (1), (2), (3) and (4) below shall apply only to Global Securities:

     (1) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary or a nominee thereof and delivered to the Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

     (2) Notwithstanding any other provision in this Indenture or the Securities, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary or a nominee thereof unless (A) such Depositary (i) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or (ii) has ceased to be a clearing agency registered under the Exchange Act and in either case the Company thereupon fails to appoint a successor depositary within 120 days of such notice, (B) the Company, at its option, executes and delivers to the Trustee a Company Order that such Global Security shall be exchanged in whole for Securities that are not Global Securities, or (C) there shall have occurred and be continuing an Event of Default with respect to such Global Security.

     (3) Securities issued in exchange for a Global Security or any portion thereof pursuant to clause (2) above shall be issued in definitive, fully registered form, without interest coupons, shall have an aggregate principal amount equal to that of such Global Security or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear any legends required hereunder. Any Global Security to be exchanged in whole shall be surrendered by the Depositary to the Trustee, as Security Registrar. With regard to any Global Security to be exchanged in part, either such Global Security shall be so surrendered for exchange or, if the Trustee is acting as custodian for the Depositary or its nominee with respect to such Global Security, the principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee.
     Upon any such surrender or adjustment, the Trustee shall authenticate and deliver the Security issuable on such exchange to or upon the order of the U.S. Depositary or an authorized representative thereof.

     (4) In the event of the occurrence of any of the events specified in clause (2) above, the Company will promptly make available to the Trustee a reasonable supply of certificated

     Securities in definitive, fully registered form, without interest coupons.

     (5) Neither any members of, or participants in, the U.S. Depositary ("Agent Members") nor any other Persons on whose behalf Agent Members may act shall have any rights under this Indenture with respect to any Global Security, or under any Global Security, and the Depositary or such nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and Holder of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a Holder of any Security.


SECTION 128.  Mutilated, Destroyed, Lost and Stolen Securities.
              ------------------------------------------------

          If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the mutilation, destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.


SECTION 129.  Payment of Interest; Interest Rights Preserved.
              ----------------------------------------------

          Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

          Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:


     (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

     (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.


SECTION 130.  Persons Deemed Owners.
              ---------------------

          Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.


SECTION 131.  Cancellation.
              ------------

          All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any Offer to Purchase pursuant to
Section 1013 or 1015 shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures and certification of their disposal delivered to the Company unless by Company Order the Company shall direct that cancelled Securities be returned to it.


SECTION 132.  Computation of Interest.
              -----------------------

          Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.


                                  ARTICLE IV

                          Satisfaction and Discharge

SECTION 133.  Satisfaction and Discharge of Indenture.
              ---------------------------------------

          This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, upon a Company Order, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture (including, but not limited to Article Twelve hereof), when


          (1)  either

               (1) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and
          (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
          Section 1003) have been delivered to the Trustee for cancellation; or


               (2) all such Securities not theretofore delivered to the Trustee for cancellation

               (2)  have become due and payable, or

               (3) will become due and payable at their Stated Maturity within one year, or

               (4) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;


     (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

     (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for in this Indenture relating to the satisfaction and discharge of this Indenture have been complied with.


Notwithstanding the satisfaction and discharge of this Indenture pursuant to this Article Four, the obligations of the Company to the Trustee under Section 607 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.


SECTION 134.  Application of Trust Money.
              --------------------------

          Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.


                                 ARTICLE V

                                 Remedies

SECTION 135.  Events of Default.
              -----------------

          "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (1) the failure by the Company to pay any installment of interest on the Securities as and when the same becomes due and payable and the continuance of any such failure for 30 days;

     (2) the failure by the Company to pay all or any part of the principal, or premium, if any, on the Securities when and as the same becomes due and payable at maturity, redemption, by acceleration or otherwise, including, without limitation, payment of the Change of Control Purchase Price or the Asset Sale Offer Price, or otherwise;

     (3) the failure by the Company or any Subsidiary to observe or perform any other covenant or agreement contained in the Securities or this Indenture and the continuance of such failure for a period of 30 days after written notice is given to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Securities outstanding;

     (4) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or any Subsidiary in an involuntary case or proceeding under any applicable U.S. Federal or State, Canadian Federal or Provincial or other applicable bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or any Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Subsidiary under any applicable U.S. Federal or State, Canadian Federal or Provincial or other applicable law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary or of any substantial part of the property of the Company or any Subsidiary, or ordering the winding up or liquidation of the affairs of the Company or any Subsidiary, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; the commencement by the Company or any Subsidiary of a voluntary case or proceeding under any applicable U.S. Federal or State, Canadian Federal or Provincial or other applicable bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company or any Subsidiary to the entry of a decree or order for relief in respect of the Company or Subsidiary in an involuntary case or proceeding under any applicable U.S. Federal or State, Canadian Federal or Provincial or other applicable bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or Subsidiary, or the filing by the Company or any Subsidiary of a petition or answer or consent seeking reorganization or relief under any applicable U.S. Federal or State, Canadian Federal or Provincial or other applicable law, or the consent by the Company or any Restricted Subsidiary to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or any Subsidiary or of any substantial part of the property of the Company or Subsidiary, or the making by the Company or any Subsidiary of an assignment for the benefit of creditors, or the admission by the Company or any Subsidiary in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Subsidiary in furtherance of any such action.

     (5) failure to perform or comply with the provisions described under "Limitation on Merger, Sale or Consolidation";

     (6) a default in Indebtedness of the Company or any of its Subsidiaries with an aggregate principal amount in excess of $10 million (a) resulting from the failure to pay principal or interest or (b) as a result of which the maturity of such Indebtedness has been accelerated prior to its stated maturity; and

     (7) final unsatisfied judgments not covered by insurance aggregating in excess of $10 million, at any one time rendered against the Company or any of its Subsidiaries and not stayed, bonded or discharged within 60 days.


SECTION 136.  Acceleration of Maturity; Rescission and Annulment.
              --------------------------------------------------

          If an Event of Default occurs and is continuing (other than an Event of Default specified in Section 501(4) relating to the Company or any Subsidiary), then in every such case, unless the principal of all of the Securities shall have already become due and payable, either the Trustee or the Holders of 25% in aggregate principal amount of the Securities then outstanding, by notice in writing to the Company (and to the Trustee if given by Holders) (an "Acceleration Notice"), may declare all principal and premium, if any, determined as set forth below, and accrued interest thereon to be due and payable immediately. If an Event of Default specified in Section 501(4) relating to the Company or any Subsidiary occurs, all principal and premium, if any, and accrued interest thereon will be immediately due and payable on all outstanding Notes without any declaration or other act on the part of the Trustee or the Holders.

          In the case of any Event of Default occurring by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Company with the intention of avoiding payment of the premium that the Company would have had to pay if the Company then had elected to redeem the Securities pursuant to the optional redemption provisions of the Indenture, an equivalent premium shall also become and be immediately due and payable to the extent permitted by law upon the acceleration of the Securities.

          At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of Securities, by written notice to the Company and the Trustee, at the time outstanding generally are authorized to rescind such acceleration if

     (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

          (1)  all overdue interest on all Securities,

          (2) the principal of (and premium, if any, on) any Securities which have become due otherwise than by such declaration of acceleration (including any Securities required to have been purchased on the Purchase Date pursuant to an Offer to Purchase made by the Company) and, to the extent that payment of such interest is lawful, interest thereon at the rate provided by the Securities,

          (3) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate provided by the Securities, and

          (4) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

     and

          (2) all existing Events of Default, other than the non-payment of the principal of, premium, if any, and interest on the Securities which have become due solely by such acceleration, have been cured or waived, except on default with respect to any provision requiring the approval of the Holder of each outstanding Security affected to amend.

No such rescission shall affect any subsequent default or impair any right consequent thereon.


SECTION 137.  Collection of Indebtedness and Suits for Enforcement by Trustee.
              ---------------------------------------------------------------

          If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.


SECTION 138.  Trustee May File Proofs of Claim.
              --------------------------------

          In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 607.

          No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.


SECTION 139.  Trustee May Enforce Claims Without Possession of Securities.
              -----------------------------------------------------------

          All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.


SECTION 140.  Application of Money Collected.
              ------------------------------

          Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee under Section 607; and

          SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

          THIRD: The balance, if any, to the Company.


SECTION 141.  Limitation on Suits.
              -------------------

          No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.


SECTION 142. Unconditional Right of Holders to Receive Principal, Premium and Interest
              ----------------------------------------------------------------

          Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date or in the case of an Offer to Purchase made by the Company and required to be accepted as to such Security, on the Purchase Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.


SECTION 143.  Restoration of Rights and Remedies.
              ----------------------------------

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 144.  Rights and Remedies Cumulative.
              ------------------------------

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.


SECTION 145.  Delay or Omission Not Waiver.
              ----------------------------

          No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.


SECTION 146.  Control by Holders.
              ------------------

          Subject to all provisions of the Indenture and applicable law, the Holders of a majority in aggregate principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.


SECTION 147.  Waiver of Past Defaults.
              -----------------------

          Prior to the declaration of acceleration of the maturity of the Securities, the Holders of a majority in aggregate principal amount of the Outstanding Securities may waive on behalf of all Holders any default, except a default

          (1) in the payment of principal of or interest on any Security not yet cured; or

          (2) with respect to any covenant or provision which cannot be modified or amended without the consent of the Holder of each outstanding Security affected.

          Upon any such waiver, such default shall cease to exist and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but not such waiver shall extend to any subsequent or other default or impair any right consequent thereon.


SECTION 148.  Undertaking for Costs.
              ---------------------

          In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company.


SECTION 149.  Waiver of Stay or Extension Laws.
              --------------------------------

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage or any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.



                                  ARTICLE VI

                                  The Trustee

SECTION 150.  Certain Duties and Responsibilities.
              -----------------------------------

          The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.


SECTION 151.  Notice of Defaults.
              ------------------

          Within 90 days after the occurrence of any default hereunder, the Trustee shall give the Holders notice of any default hereunder as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 501(3), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.


SECTION 152.  Certain Rights of Trustee.
              -------------------------

          Subject to the provisions of Section 601:

          (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate or any other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate, including (i) as evidence of the truth of any statements of fact, and
          (ii) to the effect that any particular dealing or transaction or step or thing is, in the opinion of the Officers so certifying, expedient, as evidence that it is expedient; provided that the Trustee may in its sole discretion require from the Company or otherwise further evidence or information before acting or relying on such certificate

          (4) such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

          (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.


SECTION 153.  Not Responsible for Recitals or Issuance of Securities.
              ------------------------------------------------------

          The recitals contained herein and in the Securities, except the Trustee's certificate of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.


SECTION 154.  May Hold Securities.
              -------------------

          The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.


SECTION 155.  Money Held in Trust.
              -------------------

          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.


SECTION 156.  Compensation and Reimbursement.
              ------------------------------

          The Company agrees

          (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses (including the reasonable fees and expenses of its agents and counsel) of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.


SECTION 157.  Corporate Trustee Required; Eligibility.
              ---------------------------------------

          If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.


SECTION 158.  Corporate Trustee Required; Eligibility.
              ---------------------------------------

          There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such. Any successor Trustee shall have a combined capital and surplus of at least $50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.


SECTION 159.  Resignation and Removal; Appointment of Successor.
              -------------------------------------------------

          (1) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under
          Section 611.

          (2) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (3) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

          (4)  If at any time:


          (2) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (3) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (4) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (f) The Company shall give notice of each resignation and each removal of the

Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.


SECTION 160.  Acceptance of Appointment by Successor.
              --------------------------------------

          Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

          No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.


SECTION 161.  Merger, Conversion, Consolidation or Succession to Business.
              -----------------------------------------------------------

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.


SECTION 162.  Preferential Collection of Claims Against Company.
              -------------------------------------------------

          If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).


SECTION 163.  Appointment of Authenticating Agent.
              -----------------------------------

          The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer, partial conversion or partial redemption or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the

Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions to this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

          Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall otherwise be eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

          The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

          If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

          This is one of the Securities described in the within-mentioned Indenture.

                                 U.S. Bank Trust National Association
                                 As Trustee


                              By
                                 ------------------------------------
                                 As Authenticating Agent

                              By
                                 ------------------------------------
                                 Authorized Officer




                                  ARTICLE VII

               Holders' Lists and Reports by Trustee and Company



SECTION 164.  Company to Furnish Trustee Names and Addresses of Holders.
              ---------------------------------------------------------

          The Company will furnish or cause to be furnished to the Trustee

          (a) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;


excluding from any such list names and addresses received by the Trustee in its
---------
capacity  as Security Registrar.


SECTION 165.  Preservation of Information; Communications to Holders.
              ------------------------------------------------------

              (1) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in
          Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

              (2) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities and the corresponding rights and duties of the Trustee, shall be provided by the Trust Indenture Act.

              (3) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to the names and addresses of Holders made pursuant to Section 312 of the Trust Indenture Act regardless of the source from which such information was derived.


SECTION 166.  Reports by Trustee.
              ------------------

          (1) Within 60 days of each Regular Record Date, the Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.


          (2) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when the Securities are listed on any stock exchange.


SECTION 167.  Reports by Company.
              ------------------

          The Company shall:

          (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

          (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (3) transmit by mail to all Holders, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.



                                 ARTICLE VIII

                  Limitation on Merger, Sale or Consolidation


SECTION 168.  Company May Consolidate, Etc. Only on Certain Terms.
              ---------------------------------------------------

          The Company shall not, directly or indirectly, consolidate or amalgamate with or merge with or into another person or sell, lease, transfer or otherwise convey all or substantially all of its assets (computed on a consolidated basis), whether in a single transaction or a series of related transactions, to another person or group of affiliated persons or adopt a Plan of Liquidation, unless (i) either (a) the Company is the continuing entity or
(b) the resulting, surviving or transferee entity or, in the case of a Plan of Liquidation, the entity which receives the greatest value from such Plan of Liquidation is a corporation organized under the laws of the United States of America, or any state thereof or the District of Columbia, or Canada or any province or territory thereof and expressly assumes by supplemental indenture all of the obligations of the Company in connection with the Securities and this Indenture; (ii) no Default or Event of Default shall exist or shall occur immediately after giving effect on a pro forma basis to such transaction; (iii) immediately after giving effect to such transaction on a pro forma basis, the Consolidated Net Worth of the consolidated surviving or transferee entity or, in the case of a Plan of Liquidation, the entity which receives the greatest value from such Plan of Liquidation is at least equal to the Consolidated Net Worth of the Company immediately prior to such transaction; and (iv) immediately after giving effect to such transaction on a pro forma basis, the consolidated resulting, surviving or transferee entity or, in the case of a Plan of Liquidation, the entity which receives the greatest value from such Plan of Liquidation would immediately thereafter be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Debt Incurrence Ratio set forth in Section 1008 hereof.

SECTION 169. Successor Substituted
             ---------------------

          Upon any consolidation, amalgamation or merger or any transfer of all or substantially all of the assets of the Company or consummation of a Plan of Liquidation in accordance with Section 801, the successor corporation formed by such consolidation or amalgamation or into which the Company is merged or to which such transfer is made or, in the case of a Plan of Liquidation, the entity which receives the greatest value from such Plan of Liquidation shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named therein as the Company, and the Company shall be released from the obligations under the Securities and this Indenture except with respect to any obligations that arise from, or are related to, such transaction.

          For purposes of the foregoing, the transfer (by lease, assignment, sale or otherwise) of all or substantially all of the properties and assets of one or more Subsidiaries, the Company's interest in which constitutes all or substantially all of the properties and assets of the Company, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

          For purposes of the Sections 801 and 802, the transfer (by lease, assignment, sale or otherwise) of all or substantially all of the properties and assets of one or more Subsidiaries, the Company's interest in which constitutes all or substantially all of the properties and assets of the Company shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

                                 ARTICLE IX

                            Supplemental Indentures

SECTION 170. Supplemental Indentures Without Consent of Holders
             --------------------------------------------------

          Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:


          (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or


          (2) to add to the covenants of the Company for the benefit of the Holders or to surrender any right or power herein conferred upon the Company; or

          (3) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trust hereunder by more than one Trustee, pursuant to the requirements of Section 611; or

          (4) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of the Securities pursuant to Sections 401, 1202 and 1203; provided that any such action shall not adversely affect the interests of the Holders of Securities in any material respect.; or

          (5) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided such action pursuant to this Clause (5) shall not adversely affect the interests of the Holders in any material respect; or

          (6) to issue Additional Securities as provided in Section 301.

SECTION 171. Supplemental Indentures with Consent of Holders
             -----------------------------------------------

          With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

          (1) to change the Stated Maturity of the principal of, or any instalment of interest on, any Security, or reduce the principal amount thereof or the rate (or extend the time for payment) of interest thereon or any premium payable upon the redemption thereof, or change the place of payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or reduce the Change of Control Purchase Price or the Asset Sale Offer Price or alter the provisions (including the defined terms used therein) regarding the right of the Company to redeem the Securities in a manner adverse to the Holders, or


          (2) to reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such amendment, supplemental indenture or waiver provided for in this Indenture, or

          (3) to modify any of the provision of this Section, Section 513 or
     Section 1021, except to increase any required percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, or

          (4) cause the Securities to become subordinate in right of payment to any other

     Indebtedness.

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 172. Execution of Supplemental Indentures
             ------------------------------------

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 173. Effect of Supplemental Indentures
             ---------------------------------

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 174. Conformity with Trust Indenture Act
             -----------------------------------

          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.


SECTION 175. Reference in Securities to Supplemental Indentures
             --------------------------------------------------

          Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.


SECTION 176. Notice of Supplemental Indentures
             ---------------------------------

          Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 902, the Company shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in Section 106, setting forth in general terms the substance of such supplemental indenture.

                                 ARTICLE X

                                 Covenants

SECTION 177. Payment of Principal, Premium and Interest
             ------------------------------------------

          The Company will duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Indenture.

SECTION 178. Maintenance of Office or Agency
             -------------------------------

          The Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          The Company may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, The City of New
York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.


SECTION 179. Money for Security Payments to be Held in Trust
             -----------------------------------------------

          If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

          Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

          The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 180. Existence
             ---------

          Subject to Article Eight and Section 1013 the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors in good faith shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 181. Maintenance of Properties
             -------------------------

          The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary of the Company to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is judged by the Company to be desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

SECTION 182. Payment of Taxes and Other Claims
             ---------------------------------

          The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any of its

Subsidiaries or upon the income, profits or property of the Company or any of its Subsidiaries, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any of its Subsidiaries; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION 183. Maintenance of Insurance
             ------------------------

          The Company shall, and shall cause its Subsidiaries to, keep at all times all of their properties which are of an insurable nature insured against loss or damage with insurers believed by the Company to be responsible to the extent that property of similar character is usually so insured by corporations similarly situated and owning like properties in accordance with good business practice. The Company shall, and shall cause its Subsidiaries to, use the proceeds from any such insurance policy to repair, replace or otherwise restore the property to which such proceeds relate.

SECTION 184. Limitation on Incurrence of Additional Indebtedness
             ---------------------------------------------------

          Except as set forth in this covenant, the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, issue, assume, guaranty, incur, become directly or indirectly liable with respect to (including as a result of an Acquisition), or otherwise become responsible for, contingently or otherwise (individually and collectively, to "incur" or, as appropriate, an "incurrence"), any Indebtedness (including Acquired Indebtedness) other than Permitted Indebtedness.

          The immediately preceding paragraph will not prohibit (A) the Company from incurring Indebtedness if (i) no Default or Event of Default shall have occurred and be continuing at the time of, or would occur after giving effect on a pro forma basis to, such incurrence of Indebtedness and (ii) on the date of incurrence of such Indebtedness (the "Incurrence Date"), after giving effect on a pro forma basis to such incurrence and the use of proceeds thereof (including, if applicable, the Investment of such proceeds in Cash Equivalents), the Consolidated Coverage Ratio of the Company for the Reference Period immediately preceding the Incurrence Date would be at least 2.50 to 1 (the "Debt Incurrence Ratio") and (B) any Special Subsidiary from incurring Indebtedness if (i) no Default or Event Default shall have occurred and be continuing at the time of, or would occur after giving effect on a pro forma basis to, such incurrence of Indebtedness and (ii) on the Incurrence Date, after giving effect on a pro forma basis to such incurrence and the use of proceeds thereof (including, if applicable, the Investment of such proceeds in Cash Equivalents), (1) the Company could incur at least $1.00 of additional Indebtedness pursuant to clause A(ii) of this paragraph and (2) the ratio of the aggregate principal amount of Indebtedness of all Special Subsidiaries to Consolidated EBITDA of the Company for the Reference Period immediately preceding the Incurrence Date would be no more than 1.25 to 1. The accretion of original issue discount and any accruals of interest on any Indebtedness shall not be deemed an incurrence of Indebtedness for purposes of this Section.

SECTION 185. Limitation on Restricted Payments
             ---------------------------------

          The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, make any Restricted Payment if, after giving effect to such Restricted Payment on a pro forma basis, (1) a Default or an Event of Default shall have occurred and be continuing, (2) the Company is not permitted to incur at least $1.00 of additional Indebtedness pursuant to the Debt Incurrence Ratio set forth in Section 1008 hereof, or (3) the aggregate amount of all Restricted Payments made by the Company and its Subsidiaries, including after giving effect to such proposed Restricted Payment, from and after the Issue Date, would exceed the sum of (a) 50% of the aggregate Consolidated

Net Income of the Company and its Subsidiaries for the period (taken as one accounting period), commencing on the first day of the first full fiscal quarter commencing after the Issue Date, to and including the last day of the fiscal quarter ended immediately prior to the date of each such calculation (or, in the event Consolidated Net Income for such period is a deficit, then minus 100% of such deficit), (b) the aggregate Net Cash Proceeds received by the Company from the sale of its Qualified Capital Stock (including Qualified Capital Stock issued upon the exercise of options, warrants, or rights to purchase Qualified Capital Stock) or options, warrants or rights to purchase Qualified Capital Stock or of debt securities of the Company that have been converted into Qualified Capital Stock (other than (i) to a Subsidiary of the Company or (ii) to the extent applied in connection with a Qualified Exchange) after the Issue Date, (c) the aggregate principal amount of the Company's Convertible Subordinated Notes, which has been converted into common shares of the Company after the Issue Date, (d) an amount equal to the net reduction in Investments (including by way of dividends) by the Company and its Subsidiaries subsequent to the Issue Date in any Unrestricted Subsidiary, but only to the extent such amount is not included in Consolidated Net Income, and (e) $60 million.

          The immediately preceding paragraph, however, shall not prohibit (t) the conversion of the Convertible Subordinated Notes; (u) so long as no Default or Event of Default shall have occurred and be continuing or should occur as a consequence thereof, any Refinancing of Indebtedness otherwise permitted by clause (c) of the definition of "Permitted Indebtedness"; (v) the repurchase of Capital Stock of the Company or options to purchase Capital Stock of the Company from employees of the Company or any Subsidiary of the Company pursuant to the forms of agreements under which employees may purchase or are granted the option to purchase, shares of Capital Stock of the Company, (w) a Qualified Exchange,
(x) Investments, other than Permitted Investments, in an amount not to exceed $25 million in the aggregate, (y) the purchase, redemption or other acquisition or retirement for value of any Equity Interests of a Subsidiary not owned by the Company or a Subsidiary, provided that at the time of such purchase, redemption, acquisition or retirement and after giving effect thereto, the Company would be able to incur $1.00 of additional Indebtedness pursuant to the Debt Incurrence Ratio set forth in Section 1008 hereof, or (z) the payment of any dividend on Capital Stock within 60 days after the date of its declaration if such dividend could have been made on the date of such declaration in compliance with the foregoing provisions. The full amount of any payment made pursuant to clause
(v), (x), and (z) (but not pursuant to clauses (t), (u), (w) or (y)) of the immediately preceding sentence will be treated as Restricted Payments for purposes of calculating the aggregate amount of Restricted Payments made pursuant to the immediately preceding paragraph.

SECTION 186. Limitation on Dividends and Other Payment Restrictions
             ------------------------------------------------------
             Affecting Subsidiaries
             ----------------------

          The Company shall not, and shall not permit any of its Core Subsidiaries to, directly or indirectly, create, assume or suffer to exist any restriction on the ability of any Core Subsidiary of the Company to pay dividends or make other distributions to or on behalf of, or to pay any obligation to or on behalf of, or otherwise to transfer assets or property to or on behalf of, or make or pay loans or advances to or on behalf of, the Company or any Subsidiary of the Company, except (a) restrictions imposed by the Securities or this Indenture, (b) restrictions imposed by applicable law, (c) existing restrictions under Indebtedness outstanding on the Issue Date and which are set forth in a schedule to this Indenture, (d) restrictions under any Acquired Indebtedness not incurred in violation of this Indenture or any agreement relating to any property, asset, or business acquired by the Company or any of its Subsidiaries, which restrictions are not applicable to any person, other than the person acquired, or to any property, asset or business, other than the property, assets and business so acquired, (e) any such restriction or requirement imposed by Indebtedness incurred under paragraph (b) of the definition of "Permitted Indebtedness" provided such restriction or requirement is no more restrictive than that imposed by the Revolving Credit Facility as of the Issue Date, (f) restrictions with respect solely to a

Core Subsidiary of the Company imposed pursuant to a binding agreement which has been entered into for the sale or disposition of all or substantially all of the Equity Interests or assets of such Subsidiary, provided such restrictions apply solely to the Equity Interests or assets of such Subsidiary which are being sold, (g) customary restrictions on transfers of property contained in any security agreement (including a Capital Lease Obligation) securing Indebtedness of the Company or a Subsidiary otherwise permitted under this Indenture, and (h) in connection with and pursuant to permitted Refinancings, replacements of restrictions imposed pursuant to clauses (a), (c) or (d) of this paragraph that are not more restrictive than those being replaced and do not apply to any other person or assets than those that would have been covered by the restrictions in the Indebtedness so refinanced. Notwithstanding the foregoing, neither (a) customary provisions restricting subletting or assignment of any lease entered into in the ordinary course of business, consistent with industry practice, nor
(b) Liens permitted under the terms of this Indenture shall in and of themselves be considered a restriction on the ability of the applicable Core Subsidiary to transfer such agreement or assets, as the case may be.

SECTION 187. Limitation on Liens Securing Indebtedness
             -----------------------------------------

          The Company shall not, and shall not permit any of its Core Subsidiaries to, create, incur, assume or suffer to exist any Lien of any kind, other than Permitted Liens, upon any of their respective assets now owned or acquired on or after the Issue Date or upon any income or profits therefrom (any such Lien, the "Initial Lien"), unless the Company provides, and causes its Subsidiaries to provide, concurrently therewith, that the Securities are equally and ratably so secured. Any such Lien thereby created in favor of the Securities will be automatically and unconditionally released and discharged upon the release and discharge of the Initial Lien to which it relates.

SECTION 188. Limitation on Sale and Leaseback Transactions
             ---------------------------------------------

          The Company shall not, and shall not permit any Subsidiary to, directly or indirectly, enter into any Sale and Leaseback Transaction unless (a) immediately after giving pro forma effect to such Sale and Leaseback Transaction (the Attributable Value of such Sale and Leaseback Transaction being deemed to be Indebtedness of the Company, if not otherwise treated so pursuant to the definition of Indebtedness), the Company could incur at least $1.00 of additional Indebtedness pursuant to the Debt Incurrence Ratio set forth set forth in Section 1008 hereof, (b) such Sale and Leaseback Transaction complies with Section 1013 hereof and (c) the Company or such Subsidiary could incur a Lien to secure Indebtedness in the amount of the Attributable Value of the Sale and Leaseback Transaction without equally and ratably securing the Securities.

SECTION 189. Limitation on Sale of Assets
             ----------------------------

          The Company shall not, and shall not permit any of its Subsidiaries to convey, sell, transfer, assign or otherwise dispose of, directly or indirectly, any of its property, business or assets, including by merger or consolidation (in the case of a Subsidiary of the Company), and including any sale or other transfer or issuance of any Equity Interests of any Subsidiary of the Company, whether by the Company or a Subsidiary or through the issuance, sale or transfer of Equity Interests by a Subsidiary of the Company, and including any Sale and Leaseback Transaction, in a single transaction or through a series of related transactions, for an aggregate consideration net of out-of-pocket costs relating thereto (including without limitation, legal, accounting and investment banking fees and sales commissions), in excess of $1 million (any of the foregoing, an "Asset Sale"), unless (1) within 12 months after the date of such Asset Sale,
(a) an amount equal to the Net Cash Proceeds therefrom is applied to the optional redemption of the Securities in accordance with the terms of this Indenture or to the repurchase of the Securities pursuant to an irrevocable, unconditional cash offer (the "Asset Sale Offer") to repurchase

Securities at a purchase price of 100% of the principal amount thereof (the "Asset Sale Offer Price") together with accrued and unpaid interest to the date of payment or (b) an amount equal to the Asset Sale Offer Amount is (i) invested in assets and property (other than notes, bonds, obligations and securities, except in connection with the acquisition of a Subsidiary) which in the good faith reasonable judgment of the Board of Directors will immediately constitute or be a part of a Related Business of the Company or such Subsidiary (if it continues to be a Subsidiary) immediately following such transaction or (ii) used to permanently reduce Indebtedness permitted pursuant to paragraph (b) of the definition "Permitted Indebtedness" (including that in the case of a revolver or similar arrangement that makes credit available, such commitment is also permanently reduced by such amount), (2) at least 80% of the total consideration received for such Asset Sale or series of related Asset Sales consists of Cash or Cash Equivalents; provided that the Company and its Subsidiaries may engage in Asset Sales for consideration not in the form of cash or Cash Equivalents in amounts in excess of that permitted in this clause (2), so long as (x) such excess consideration is in the form of Fully Traded Common Stock, (y) the aggregate market value of such Fully Traded Common Stock received by the Company and its Subsidiaries (measured as of the date of receipt) from all Asset Sales in reliance on this proviso since the date of this Indenture that has not been converted into cash or Cash Equivalents does not exceed $10 million and (z) any Fully Traded Common Stock that is converted into cash or Cash Equivalents shall be applied as provided in this Section, (3) no Default or Event of Default shall have occurred and be continuing at the time of, or would occur after giving effect, on a pro forma basis, to, such Asset Sale, and (4) the Board of Directors of the Company determines in good faith that the Company or such Subsidiary, as applicable, receives fair market value for such Asset Sale.

          An acquisition of Securities pursuant to an Asset Sale Offer may be deferred until the accumulated Net Cash Proceeds from Asset Sales not applied to the uses set forth in clause (1)(b) of the immediately preceding paragraph (the "Excess Proceeds") exceeds $10.0 million and that each Asset Sale Offer shall remain open for 20 Business Days following its commencement (the "Asset Sale Offer Period"). Upon expiration of the Asset Sale Offer Period, the Company shall apply the Excess Proceeds plus an amount equal to accrued and unpaid interest to the purchase of all Securities properly tendered (on a pro rata basis if the Excess Proceeds are insufficient to purchase all Securities so tendered) at the Asset Sale Offer Price (together with accrued interest). To the extent that the aggregate amount of Securities tendered pursuant to an Asset Sale Offer is less than the Excess Proceeds, the Company may use any remaining Net Cash Proceeds for general corporate purposes as otherwise permitted by this Indenture and following each Asset Sale Offer the Excess Proceeds amount shall be reset to zero. For purposes of clause (2) of the immediately preceding paragraph, total consideration received means the total consideration received for such Asset Sales minus the amount of (a) Indebtedness which is not Subordinated Indebtedness assumed by a transferee which assumption permanently reduces the amount of Indebtedness outstanding on the Issue Date or permitted pursuant to paragraph (b), (d) or (e) of the definition "Permitted Indebtedness" (including that in the case of a revolver or similar arrangement that makes credit available, such commitment is so reduced by such amount) and (b) property that within 30 days of such Asset Sale is converted into Cash or Cash Equivalents.

          The Company and its Subsidiaries may undertake the following actions without complying with the prior two paragraphs:

                (1) the Company and its Subsidiaries may, in the ordinary course of business, convey, sell, transfer, assign or otherwise dispose of inventory, receivables and notes receivable acquired and held for resale in the ordinary course of business;


               (2) the sale, lease, transfer or other conveyance of all or substantially all of the assets of the Company, on a consolidated basis, will be governed by the provisions described under Section 1015 and Section 801 and Section 802 and not by the provisions of this Section;

               (3) the Company and its Subsidiaries may sell or dispose of damaged, worn out or other obsolete property in the ordinary course of business so long as such property is no longer necessary for the proper conduct of the business of the Company or such Subsidiary, as applicable;

               (4) the Company and its Subsidiaries may convey, sell, transfer, assign or otherwise dispose of assets to the Company or a Subsidiary;

               (5) the Company and its Subsidiaries may securitize their accounts receivable under long term system leases;

               (6) the Company and its Subsidiaries may simultaneously exchange property or assets for other property or assets, provided that the property or assets received by the Company or Subsidiary have at least substantially equal fair market value to the Company or Subsidiary as the property or assets exchanged (as determined by the Board of Directors evidenced by a Board Resolution filed with the Trustee) and will immediately constitute or be part of a Related Business of the Company or such Subsidiary;

               (7) the Company may sell its real estate located at Isabella Street, Toronto, Ontario and Invicta Drive, Oakville, Ontario;

               (8) the Company and its Subsidiaries may make Investments in Permitted Joint Ventures that qualify as Permitted Investments pursuant to clause (e) of the definition of Permitted Investments;

               (9) a Special Subsidiary may issue Equity Interests of such Special Subsidiary; and

               (10) the Company may sell lease, transfer or otherwise convey, including by means of a merger or consolidation, all or any part of its motion simulation and attractions business, provided that it complies with the requirements of clause (4) of the first paragraph of this covenant.

          All Net Cash Proceeds from an Event of Loss shall be invested, used for prepayment of Indebtedness, or used to repurchase Securities, all within the period and as otherwise provided above in clause 1(a) or 1(b) of the first paragraph of this Section.

          Any Asset Sale Offer shall be made in compliance with all applicable laws, rules, and regulations, including, if applicable, Regulation 14E of the Exchange Act and the rules and regulations thereunder and all other applicable Federal and state securities laws. To the extent that the provisions of any securities laws or regulations conflict with the terms hereof, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations hereunder by virtue thereof.

SECTION 190. Limitation on Transactions with Affiliates
             ------------------------------------------

          Neither the Company nor any of its Subsidiaries shall on or after the Issue Date enter into or suffer to exist any contract, agreement, arrangement or transaction with any Affiliate (an "Affiliate Transaction"), or any series of related Affiliate Transactions, (other than Exempted Affiliate Transactions) (i) unless it is determined that the terms of such Affiliate Transaction are fair and reasonable to the Company, and no less favorable to the Company than could have been obtained in an arm's length transaction with a non-Affiliate and, (ii) if involving consideration to either party in excess of $2 million, unless such Affiliate Transaction(s) is evidenced by an Officers' Certificate addressed and delivered to the Trustee certifying that such Affiliate Transaction(s) has been approved by a majority of the members of the Board of Directors that are disinterested in such transaction and (iii) if involving consideration to either party in excess of $10 million, unless in addition the Company, prior to the consummation thereof, obtains a written favorable opinion as to the fairness of such transaction to the Company from a financial point of view from an independent investment banking firm of national reputation.

SECTION 191. Repurchase of Securities at the Option of the Holder
             ----------------------------------------------------
             Upon A Change of Control
             ------------------------

          In the event that a Change of Control has occurred, each Holder of Securities shall have the right, at such Holder's option, pursuant to an irrevocable and unconditional offer by the Company (the "Change of Control Offer"), to require the Company to repurchase all or any part of such Holder's Securities (provided, that the principal amount of such Securities must be $1,000 or an integral multiple thereof) on a date (the "Change of Control Purchase Date") that is no later than 60 Business Days after the occurrence of such Change of Control, at a cash price equal to 101% of the principal amount thereof (the "Change of Control Purchase Price"), together with accrued and unpaid interest to the Change of Control Purchase Date. The Change of Control Offer shall be made within 10 Business Days following a Change of Control and shall remain open for 30 Business Days following its commencement (the "Change of Control Offer Period"). Upon expiration of the Change of Control Offer Period, the Company promptly shall purchase all Securities properly tendered in response to the Change of Control Offer.

          "Change of Control" means (i) any merger, amalgamation or consolidation of the Company with or into any person or any sale, lease transfer or other conveyance, whether direct or indirect, of all or substantially all of the assets of the Company, on a consolidated basis, in one transaction or a series of related transactions, if, immediately after giving effect to such transaction(s), any "person" or "group" (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act, whether or not applicable) (other than an Excluded Person) is or becomes the "beneficial owner," directly or indirectly, of more than 50% of the total voting power in the aggregate normally entitled to vote in the election of directors, managers, or trustees, as applicable, of the transferee(s) or surviving entity or entities, (ii) any "person" or "group" (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act, whether or not applicable) (other than an Excluded Person) is or becomes the "beneficial owner," directly or indirectly, of more than 50% of the total voting power in the aggregate of all classes of Capital Stock of the Company then outstanding normally entitled to vote in elections of directors, or (iii) during any period of 12 consecutive months after the Issue Date, individuals who at the beginning of any such 12-month period constituted the Board of Directors of the Company (together with any new directors whose election by such Board or whose nomination for election by the shareholders of the Company was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company then in office, other than as a result of the Shareholders Agreement as in effect on the Issue Date, as the same may be amended as contemplated by the letter agreement, dated August 25, 1998, among Wasserstein & Co., Inc., Bradley J. Wechsler and Richard L. Gelfond.

          On or before the Change of Control Purchase Date, the Company shall
(i) accept for payment Securities or portions thereof properly tendered pursuant to the Change of Control Offer, (ii) deposit with the Paying Agent cash sufficient to pay the Change of Control Purchase Price (together with accrued and unpaid interest) of all Securities so tendered and (iii) deliver to the Trustee Securities so accepted together with an Officers' Certificate listing the Securities or portions thereof being purchased by the Company. The Paying Agent promptly will pay the Holders of Securities so accepted an amount equal to the Change of Control Purchase Price (together with accrued and unpaid interest), and the Trustee promptly will authenticate and deliver to such Holders a new Security equal in principal amount to any unpurchased portion of the Security surrendered. Any Securities not so accepted will be delivered promptly by the Company to the Holder thereof. The Company publicly shall announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Purchase Date.

          The Change of Control purchase feature of the Securities may make more difficult or discourage a takeover of the Company, and, thus, the removal of incumbent management.

SECTION 192. Payment of Additional Amounts
             -----------------------------

          All amounts paid or credited by the Company with respect to the Securities will be made free and clear of and without withholding or deduction for or on account of any present or future tax, duty, levy, impost, assessment, or other governmental charge imposed or levied by or on behalf of the Government of Canada or of any province or territory thereof or by any authority or agency therein or thereof having power to tax (hereinafter "Taxes"), unless the Company is required to withhold or deduct Taxes by law or by the interpretation or administration thereof. If the Company is so required to withhold or deduct any amount from, for or on account of Taxes from any payment or credit made under or with respect to the Securities, the Company will pay such additional amounts (the "Additional Amounts") as may be necessary so that the net payment or credit received by each owner of a beneficial interest in the Securities (including Additional Amounts) after such withholding or deduction will not be less than the amount the Holder or owner of a beneficial interest in the Securities would have received if such Taxes had not been withheld or deducted; provided that no Additional Amounts will be payable with respect to a payment or credit made to an owner of a beneficial interest in the Securities (i) with whom the Company does not deal at arm's length (within the meaning of the Income Tax Act (Canada)) at the time of making such payment or credit, (ii) which is subject to such Taxes by reason of its being connected with Canada or any province or territory thereof otherwise than by the mere holding of the Securities or the receipt of payments or credits thereunder or (iii) which is subject to such Taxes by reason of its failure to comply with any certification, identification, information, documentation or other reporting requirement if compliance is required by law, regulation, administrative practice or an applicable treaty as a precondition to exemption from, or a reduction in the rate of deduction or withholding of, such Taxes (in each case referred to herein as an "Excluded Holder"). The Company will also (1) make such withholding or deduction and (2) remit the full amount deducted or withheld to the relevant authority in accordance with applicable law. The Company will furnish the Holders of the Securities, within 30 days after the date the payment of any Taxes is due pursuant to applicable law, certified copies of tax receipts evidencing such payment by the Company. In the event that the Company fails to remit any taxes in respect of which Additional Amounts are payable, the Company will indemnify and hold harmless each owner of a beneficial interest in the Securities (other than an Excluded Holder) and upon written request reimburse such owner of a beneficial interest in the Securities for the amount of (i) any Taxes levied on and paid by, such owner of a beneficial interest in the Securities as a result of payment made with respect to the Securities (including penalties, interest and expenses arising from or with respect to such Taxes) and (ii) any Taxes imposed with respect to payment of Additional Amounts or any reimbursement pursuant to this sentence.

          At least 30 days prior to each date on which any payment under or with respect to the Securities is due and payable, if the Company will be obligated to pay Additional Amounts with respect to such payments, the Company will deliver to the Trustee an Officers' Certificate stating the fact that such Additional Amounts will be payable and the amounts so payable and setting forth such other information necessary to enable the Trustee to pay such Additional Amounts to Holders or owners of a beneficial interest in the Securities, as the case may be, on the payment date.

          The obligations of the Company under this Section 1016 shall survive the termination of this Indenture and the payment of all amounts under or with respect to the Securities.

SECTION 193. Limitation on Status as Investment Company
             ------------------------------------------

          The Company and its Subsidiaries shall not be required to register as an "investment company" (as that term is defined in the Investment Company Act of 1940, as amended), or from otherwise becoming subject to regulation under the Investment Company Act.

SECTION 194. Payments for Consent
             --------------------

          Neither the Company nor any of its Subsidiaries shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any holder of any Securities for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Securities unless such consideration is offered to be paid or agreed to be paid to all holders of the Securities who so consent, waive or agree to amend in the time frame set forth in solicitation documents relating to such consent, waiver or agreement, which solicitation documents will be mailed to all Holders of the Securities a reasonable amount of time prior to the expiration of such solicitation.

SECTION 195. Reports
             -------

          The Company shall file with the Trustee, to be provided to Holders of Securities, within 15 days of the required date of filing with the Commission, copies of its annual and quarterly reports and of the information, documents and reports which the Company or any Subsidiary is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act. To the extent that the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company shall file with the Commission and provide to the Trustee, to be provided to the holders of the Securities, at the same time as if it were subject to such requirements, such annual and quarterly reports and such information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which it would be required to file with the Commission if it were subject to such requirements. The Company shall also make such reports available to prospective purchasers of the Securities, securities analysts and broker-dealers upon their request.

SECTION 196. Statement By Officers as to Default; Compliance Certificates
             ------------------------------------------------------------

               (1) The Company shall deliver to the Trustee, within 90 days after the end of each fiscal year, of the Company ending after the date hereof an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of Section 801 and Sections 1004 to 1020, inclusive, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

               (2) The Company shall deliver to the Trustee, as soon as possible and in any event within 10 days after the Company becomes aware or should reasonably become aware of the occurrence of an Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such Event of Default or default, and the action which the Company proposes to take with respect thereto.

SECTION 197. Waiver of Certain Covenants.
             ---------------------------

          The Company may omit in any particular instance to comply with any covenant or condition set forth in Section 801 and Sections 1005 to 1019, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect; provided, however, with respect to an Asset Sale Offer or Change of Control Offer as to which an offer has been mailed, no such waiver may be made or shall be effective against any Holder tendering Securities pursuant to such offer, and the Company may not omit to comply with the terms of such offer as to such Holder.

SECTION 198. Limitation on Applicability of Certain Covenants
             ------------------------------------------------

          During any period of time that (i) the ratings assigned to the Securities by each of S&P and Moody's are no less than BBB- and Baa3, respectively (the "Investment Grade Ratings"), and (ii) no Default or Event of Default has occurred and is continuing (the occurrence of the events described in the foregoing clauses (i) and (ii) being referred to as the "Fall-away Event"), the Company and its Subsidiaries will not be subject to the covenants set forth in Sections 1008, 1009, 1010, clause (a) of Sections 1012, 1013, 1014 and 1015 and clauses (iii) and (iv) of Section 801 (collectively, the "Suspended Covenants"); provided that the Company delivers to the Trustee (A) an Officers' Certificate certifying that the Fall-away Event has occurred, (b) an Opinion of Counsel pursuant to Section 102 stating, among other things, that No Event of Default has occurred and is continuing and (C) a letter from each of the Rating Agencies certifying the rating on the Securities.

     If one or both Rating Agencies withdraws its rating or downgrades its rating so that its rating is no longer an Investment Grade Rating, then thereafter the Company and its Subsidiaries will be subject, on a prospective basis, to the Suspended Covenants (until both the Rating Agencies have again assigned Investment Grade Ratings to the Securities).

                                 ARTICLE XI

                           Redemption of Securities


SECTION 199. Right of Redemption
             -------------------

               (1) Except as set forth in paragraphs (b) and (c) of this Section 1101, the Company shall not have the option to redeem the Securities prior to December 1, 2002. Thereafter, the Company shall have the option to redeem the Securities for cash, in whole or in part, upon not less than 30 days' nor more than 60 days' notice, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest thereon to the Redemption Date if redeemed during the twelve-month period beginning on December 1 of the years indicated below:

               (1)
               Year                                Percentage
               ----                                ----------
               2002 .............................. 103.938%
               2003 .............................. 101.969%
               2004 and thereafter ............... 100.000%


               (2) Notwithstanding the provisions of paragraph (a) of this
          Section 1101, at any time or from time to time on or prior to December 1,, 2001, the Company may (but shall not have the obligation to) redeem in the aggregate up to $70 million principal amount of the Securities originally outstanding, upon not less than 30 nor more than 60 days notice at a redemption price of 107.875% of the aggregate principal amount so redeemed (subject to the right of Holders of record on a Record Date to receive interest due on an Interest Payment Date that is on or prior to such Redemption Date) together with accrued and unpaid interest thereon to the Redemption Date out of the Net Cash Proceeds of a Public Equity Offering or Strategic Equity Placement; provided, however, that immediately following such redemption not less than $130 million aggregate principal amount of the Securities are outstanding, and provided, further, that such redemption shall occur within 90 days of the closing of such Public Equity Offering or Strategic Equity Placement.

               (3) Notwithstanding the provisions of paragraph (a) of this
          Section 1101, the Securities will also be subject to redemption at any time or from time to time prior to December 1,, 2002 upon not less than 30 nor more than 60 days' notice to each Holder of Securities redeemed, at the option of the Company, in whole or in part, in integral multiples of $1,000, at a redemption price equal to 100% of the principal amount thereof plus the applicable Make-Whole Premium (subject to right of Holders of record on a Record Date) to receive interest due on an Interest Payment Date that is on or prior to such Redemption Date plus accrued and unpaid interest to but excluding the Redemption Date.

               (4) If, as a result of any change in, or amendment to, the laws (or any regulations promulgated thereunder) of Canada (or any political subdivision or taxing authority thereof or therein), or any change in or amendment to any official position or administration or assessing practices regarding the application or interpretation of such laws or regulations, which change or amendment is announced or becomes effective on or after the date hereof, the Company has become or would become obligated to pay, on the next date on which any amount would be payable under or with respect to the Securities, any Additional Amounts to a Holder (other than an Excluded Holder) in accordance with Section 1016 hereof, then the Company may, at its option at any time thereafter (provided the obligation to pay such Additional Amounts still exists at such time), redeem the Securities, as a whole but not in part, at a redemption price equal to 100% of their principal amount, together with interest accrued thereon to the Redemption Date provided that the Company determines, in its business judgment, that the obligation to pay such Additional Amounts cannot be avoided by the use of reasonable measures available to the Company which would not involve any liability of any kind to the Company, except for any cost or expense which is minimal, not including substitution of the obligor under the Securities.

SECTION 1100. No Mandatory Redemption
              -----------------------

          The Company shall not be required to make mandatory redemption payments with respect to the Securities.


SECTION 1101. Election to Redeem;  Notice to Trustee
              --------------------------------------

          If the Company elects to redeem Securities pursuant to the optional redemption provisions of Section 1101 hereof, it shall furnish to the Trustee, at least 30 days (unless a shorter period is acceptable to the Trustee) but not more than 60 days before a redemption date, an Officers' Certificate setting forth (a) the clause of this Indenture pursuant to which the redemption shall occur, (b) the Redemption Date, (c) the principal amount of Securities to be redeemed and (d) the redemption price.

SECTION 1102. Selection by Trustee of Securities to Be Redeemed
              -------------------------------------------------

          If fewer than all of the Securities are to be redeemed at any time, the Trustee shall select the Securities to be redeemed among the Holders of the Securities in compliance with the requirements of the principal national securities exchange, if any, on which the Securities are listed or, if the Securities are not so listed, on a pro rata basis, by lot or in accordance with any other method the Trustee considers fair and appropriate. In the event of partial redemption by lot, the particular Securities to be redeemed shall be selected, unless otherwise provided herein not less than 30 nor more than 60 days prior to the Redemption Date by the Trustee from the Outstanding Securities not previously called for redemption.

          The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed. Securities and portions of Securities selected shall be in amounts of $1,000 or integral multiples of $1,000; except that if all of the Securities of a Holder are to be redeemed, the entire outstanding amount of Securities held by such Holder, even if not an integral multiple of $1,000, shall be redeemed. Except as provided in the preceding sentence, provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

SECTION 1103. Notice of Redemption
              --------------------

          Subject to the provisions of Section 1101 hereof, at least 30 days but not more than 60 days before a redemption date, the Company shall mail or cause to be mailed, by first class mail, a notice of redemption to each Holder whose Securities are to be redeemed at its registered address.

          The notice shall identify the Securities (including applicable CUSIP numbers) to be redeemed and shall state:

                (1) the redemption date;

                (2) the redemption price;

                (3) if any of the Securities are being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the redemption date upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion shall be issued upon cancellation of the original Security;

               (4) the name and address of the Paying Agent;

               (5) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

               (6) that, unless the Company defaults in making such redemption payment or the Paying Agent is prohibited from making such payments pursuant to the terms of this Indenture, interest on Securities (or portions thereof) called for redemption ceases to accrue on and after the Redemption Date;


               (7) the paragraph of the Securities and/or the Section of this Indenture pursuant to which the Securities called for redemption are being redeemed; and

               (8) that no representation is made as to the correctness or accuracy of the CUSIP or ISIN number, if any, listed in such notice or printed on the Securities.

          At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at its expense; provided, however, that the Company shall have delivered to a Responsible Officer of the Trustee, at least 45 days (unless a shorter period is acceptable to the Trustee) prior to the redemption date, an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph.

          Once notice of redemption is mailed in accordance with Section 1105, Securities called for redemption become irrevocably due and payable on the Redemption Date at the redemption price stated in the notice. Failure to give notice or any defect in the notice to any Holder shall not affect the validity of the notice to any other Holder.

SECTION 1104. Deposit of Redemption Price
              ---------------------------

          On or prior to the Redemption Date, the Company shall deposit with the Trustee or with the Paying Agent money sufficient to pay the redemption price of and accrued interest on all Securities to be redeemed on that date other than Securities or portions of Securities called for redemption which have been delivered by the Company to the Trustee for cancellation. The Trustee or the Paying Agent shall promptly return to the Company any money deposited with the Trustee or the Paying Agent by the Company in excess of the amounts necessary to pay the redemption price of, and accrued interest on, all Securities to be redeemed.

          If the Company complies with the provisions of the preceding paragraph, on and after the Redemption Date, interest shall cease to accrue on the Securities or the portions of Securities called for redemption. If a Security is redeemed on or after an interest record date but on or prior to the related interest payment date, then any accrued and unpaid interest shall be paid to the Person in whose name such Security was registered at the close of business on such record date. If any Security called for redemption shall not be so paid upon surrender for redemption because of the failure of the Company to comply with the preceding paragraph, interest shall be paid on the unpaid principal, from the redemption date until such unpaid principal is paid, and to the extent lawful on any interest not paid on such unpaid principal, in each case at the rate provided in the Securities and in Section 307 hereof.

SECTION 1105. Securities Redeemed in Part
              ---------------------------

          Upon surrender of a Security that is redeemed in part, the Company shall issue and, upon the Company's written request, the Trustee shall authenticate for the Holder at the expense of the

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

Company a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

                                 ARTICLE XII

                      Defeasance and Covenant Defeasance


SECTION 1106. Company's Option to Effect Defeasance or Covenant Defeasance.
              ------------------------------------------------------------

          The Company may at its option by Board Resolution, at any time, elect to have either Section 1202 or Section 1203 applied to all Outstanding Securities upon compliance with the conditions set forth below in this Article Twelve.

SECTION 1107. Defeasance and Discharge
              ------------------------

          Upon the Company's exercise of the option provided in Section 1201 applicable to this Section 1202, the Company shall, subject to the satisfaction of the conditions set forth in Section 1204 hereof, be deemed to have been discharged from its obligations with respect to all Outstanding Securities on the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities, which shall thereafter be deemed to be "outstanding" only for the purposes of Section 1205 hereof and the other Sections of this Indenture referred to in (A) and (B) below, and to have satisfied all its other obligations under such Securities and this Indenture (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Outstanding Securities to receive, solely from the trust fund described in Section 1204, and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003 (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and the Company's obligations in connection therewith and (D) this Article Twelve. Subject to compliance with this Article Twelve, the Company may exercise its option under this Section 1202 notwithstanding the prior exercise of its option under Section 1203.

SECTION 1108. Covenant Defeasance
              -------------------

          Upon the Company's exercise of the option provided in Section 1201 applicable to this Section 1203, (i) the Company shall, subject to the satisfaction of the conditions set forth in Section 1204 hereof, be released from its obligations under Sections 1005 through 1015, inclusive, Sections 1019 and 1020 and Clauses (iii) and (iv) of Section 801, and (ii) the occurrence of an event specified in Sections 501(3) (with respect to Sections 1005 through 1017, inclusive, and Sections 1019 and 1020), 501(5) (with respect to Clauses
(iii) or (iv) of Section 801), 501(6) and 501(7) shall not be deemed to be an Event of Default (hereinafter "covenant defeasance"). For this purpose, such covenant defeasance means that the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section, Clause or Article, whether directly or indirectly by reason of any reference elsewhere herein to any such Section, Clause or Article or by reason of any reference in any such Section, Clause or Article to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

SECTION 1109. Conditions to Defeasance or Covenant Defeasance
              -----------------------------------------------

          The following shall be the conditions to application of either Section 1202 or Section 1203 to the then Outstanding Securities:


          (1) The Company must irrevocably deposit with the Trustee (or another trustee satisfying the requirements of Section 609 who shall agree to comply with the provisions of this Article Twelve applicable to it), in trust, for the benefit of the Holders of such Securities, (A) U.S. legal tender, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of (premium, if any,) and interest on such Securities on the applicable redemption date or such principal or installment of principal or interest on such Securities, and the Holders of Securities must have a valid, perfected, exclusive security interest in such trust.

          (2) In the case of an election under Section 1202, the Company shall have delivered to the Trustee an Opinion of Counsel qualified to practice law in the United States reasonably acceptable to the Trustee confirming that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable U.S. federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of such Securities will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such defeasance and will be subject to U.S. federal income tax on the same amount, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

          (3) In the case of an election under Section 1203, the Company shall have delivered to the Trustee an Opinion of Counsel qualified to practice law in the United States reasonably acceptable to the Trustee confirming that the Holders of such Securities will not recognize income, gain or loss for U.S. Federal income tax purposes as a result of such covenant defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

          (4) In the case of an election under Section 1202 or Section 1203, the Company shall have delivered to the Trustee an Opinion of Counsel qualified to practice law in Canada reasonably acceptable to the Trustee confirming that (x) that the Holders of such Securities will not recognize gain or loss for Canadian federal or provincial income tax purposes as a result of such deposit, defeasance or covenant defeasance or discharge, as applicable, and will be subject to Canadian federal or provincial income tax and other tax on the same amounts, in the same manner and at the same times as would have been the case had such deposit, defeasance or covenant defeasance and discharge, as the case may be, not occurred and (y) the interest, principal and other amounts paid or credited in respect of such Securities will not be subject to Canadian withholding tax as a result of such deposit, defeasance or covenants defeasance or discharge (and for the purposes of such opinion, such Canadian counsel shall assume that Holders of the Securities include Holders who are not resident in Canada).

          (5) No Default or Event of Default shall have occurred and be continuing on the date of such deposit or, insofar as Events of Default from bankruptcy or insolvency are concerned, at any time in the period ending on the 91st day after the date of deposit;

          (6) Such defeasance or covenant defeasance will not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound;

          (7) The Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders of such Securities over any other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding any other creditors of the Company or others; and

          (8) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that the conditions precedent provided for, in the case of the Officer's Certificate, clauses
     (1) through (7) and, in the case of the Opinion of Counsel, clauses (1) (with respect to the validity and perfection of the security interest),
     (2), (3), (4) and (6) of this subsection relating to the defeasance or covenant defeasance, as applicable, have been complied with.

SECTION 1110. Deposited Money and U.S. Government Obligations to be Held in
              -------------------------------------------------------------
              Trust:  Other Miscellaneous Provisions
              --------------------------------------

          Subject to the provisions of Section 1206, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee--collectively, for purposes of this Section 1205, the "Trustee") pursuant to Section 1204 in respect of the Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

          The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or U.S. Government Obligations deposited pursuant to Section 1204 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

          Anything in this Article Twelve to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon the request of the Company any money or U.S. Government Obligations held by it as provided in Section 1204 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be opinion delivered under Section 1204(a) hereof), are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

SECTION 1111. Repayment to Company
              --------------------

          Any money deposited with the Trustee or any Paying Agent, or then held by the

Company, in trust for the payment of the principal of, premium, if any, or interest on any Security and remaining unclaimed for two years after such principal, and premium, if any, or interest has become due and payable shall be paid to the Company on its request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as a secured creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in The New York Times and The Wall Street Journal (national edition) notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 1112. Reinstatement
              -------------

          If the funds deposited with the Trustee to apply to either Section 1202 or 1203 are insufficient to pay the principal of, premium, if any, and interest on the Securities due, or if the Trustee or the Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with Section 1202 or 1203 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article Thirteen until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1202 or 1203, and no such defeasance will be deemed to have occurred; provided, however, that if the Company makes any payment of principal of (and premium, if any) or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or the Paying Agent.

                   ----------------------------------------

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.



                              IMAX CORPORATION



                              By
                                 /s/ RICHARD L. GELFOND
                                 ----------------------------------
                                  Name:  Richard L. Gelfond
                                  Title: Vice-Chairman and Co-CEO



                              By
                                 /s/ BRADLEY J. WECHSLER
                                 ----------------------------------
                                  Name:  Bradley J. Wechsler
                                  Title: Chairman and Co-CEO

                              U.S. BANK TRUST NATIONAL ASSOCIATION



                              By
                                 /s/ MICHAEL T. GOODWIN
                                 ----------------------------------
                                  Name:  Michael T. Goodwin
                                  Title: Assistant Vice President

                                  SCHEDULE I


                     Debt outstanding on date of Indenture

5 3/4% Convertible subordinated notes due 2003          $100,000,000
10% Senior notes due 2001                                $65,000,000

TOTAL DEBT OUTSTANDING                                  $165,000,000

                                  SCHEDULE II


                            Limitation on Payments
                       affecting Restricted Subsidiaries

Limitation on Restricted Payments covenant contained in the indenture dated March 1, 1994 between WGIM Acquisition Corporation (predecessor to the Company) and Continental Bank, National Association relating to the Company's 10% Senior Notes due 2001.

                                 SCHEDULE III

                 Liens existing on the date of this Indenture


1.  LIENS HELD BY TORONTO-DOMINION BANK:

        Registered General Security Agreement

        Registered General Assignment of Book Debts

        Registered All Purpose Collateral First Mortgage in the amount of
          C $10,000,000 against real property known municipally as 2525 Speakman Drive, Mississauga, Ontario.

    Specific assignment of cash balances or investments in an amount of $US 1,428,000.

2.  OTHER

    Security Interest in favor of the State of Kuwait re: "Fires of Kuwait" giving the state of Kuwait priority over all accounts receivable related to the film "Fires of Kuwait" and the film itself.

    Security Interest in favor of ANM (1991) III Limited Partnership re: "Into the Deep" giving the limited partnership priority over all accounts receivable related to the film "Into the Deep" and on the film itself.